===============================================================================

                           BRILL MEDIA COMPANY, LLC,

                                     and

                         BRILL MEDIA MANAGEMENT, INC.

                                  as Issuers,

                                     and

                         THE SUBSIDIARY GUARANTORS
                                NAMED HEREIN

                                     and

                   UNITED STATES TRUST COMPANY OF NEW YORK

                                 as Trustee

                    $3,000,000 aggregate principal amount

                    APPRECIATION NOTES DUE 2007, SERIES A
                    APPRECIATION NOTES DUE 2007, SERIES B

                          --------------------------


                                  ----------

                         APPRECIATION NOTE INDENTURE

                        Dated as of December 30, 1997

                                  ----------

===============================================================================

                            CROSS-REFERENCE TABLE*


   Trust Indenture
     Act Section                                 Indenture Section

     310(a)(1)...............................         7.10
        (a)(2)...............................         7.10
        (a)(3)...............................         N.A.
        (a)(4)...............................         N.A.
        (a)(5)...............................         7.10
        (b)..................................         7.10
        (c)..................................         N.A.
     311(a)..................................         7.11
        (b)..................................         7.11
        (c)..................................         N.A.
     312(a)..................................         2.05
        (b)..................................         12.03
        (c)..................................         12.03
     313(a)..................................         7.06
        (b)(1)...............................         7.06
        (b)(2)...............................         7.06
        (c)..................................         7.06
        (d)..................................         7.06
     314(a)..................................         4.04
        (b)..................................         N.A.
        (c)(1)...............................        12.05
        (c)(2)...............................        12.05
        (c)(3)...............................         N.A.
        (d)..................................         N.A.
        (e)..................................        12.05
        (f)..................................         N.A.
     315(a)..................................         7.01
        (b)..................................         7.05
        (c)..................................         7.01
        (d)..................................    6.03;7.01
        (e)..................................         6.09
     316(a)..................................         1.01
        (a)(1)(A)............................         6.02
        (a)(1)(B)............................         6.02

        (a)(2)...............................         N.A.
        (b)..................................         6.05
        (c)..................................         2.19
     317(a)(1)...............................         6.06
        (a)(2)...............................         6.07
        (b)..................................         2.04
     318(a)..................................        12.01
        (b)..................................         N.A.
        (c)..................................        12.01


-------------------
*This Cross-Reference Table is not part of the Indenture.
N.A. means not applicable.





                                     (2)

                              TABLE OF CONTENTS


                                                                          Page
                                                                          ----

ARTICLE 1 DEFINITIONS AND INCORPORATION BY REFERENCE .................       1
     SECTION 1.01.  DEFINITIONS.......................................       1
     SECTION 1.02.  OTHER DEFINITIONS.................................      13
     SECTION 1.03.  INCORPORATION BY REFERENCE OF TRUST
                     INDENTURE ACT....................................      14
     SECTION 1.04.  RULES OF CONSTRUCTION.............................      14

ARTICLE 2 THE SECURITIES..............................................      15
     SECTION 2.01.  FORM AND DATING...................................      15
     SECTION 2.02.  EXECUTION AND AUTHENTICATION......................      16
     SECTION 2.03.  REGISTRAR AND PAYING AGENT........................      16
     SECTION 2.04.  PAYING AGENT TO HOLD MONEY IN TRUST...............      17
     SECTION 2.05.  SECURITYHOLDER LISTS..............................      17
     SECTION 2.06.  TRANSFER AND EXCHANGE.............................      18
     SECTION 2.07.  REPLACEMENT SECURITIES............................      18
     SECTION 2.08.  OUTSTANDING SECURITIES............................      19
     SECTION 2.09.  TREASURY SECURITIES...............................      19
     SECTION 2.10.  TEMPORARY SECURITIES..............................      19
     SECTION 2.11.  CANCELLATION......................................      20
     SECTION 2.12.  DEFAULTED INTEREST................................      20
     SECTION 2.13.  CUSIP NUMBER......................................      20
     SECTION 2.14.  DEPOSIT OF MONEYS.................................      21
     SECTION 2.15.  RESTRICTIVE LEGENDS...............................      21
     SECTION 2.16.  BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITY.........      23
     SECTION 2.17.  SPECIAL TRANSFER PROVISIONS.......................      25
     SECTION 2.18.  PERSONS DEEMED OWNERS.............................      27

ARTICLE 3 REDEMPTION..................................................      27
     SECTION 3.01.  NOTICES TO TRUSTEE................................      27
     SECTION 3.02.  [RESERVED]........................................      27
     SECTION 3.03.  NOTICE OF OPTIONAL REDEMPTION BY THE ISSUERS......      27
     SECTION 3.04.  EFFECT OF NOTICE OF REDEMPTION....................      28
     SECTION 3.05.  DEPOSIT OF REDEMPTION PRICE.......................      28
     SECTION 3.06.  SECURITIES REDEEMED IN PART.......................      29
     SECTION 3.07.  REDEMPTION UPON MATURITY..........................      29
     SECTION 3.08.  OPTIONAL REDEMPTION...............................      29

     SECTION 3.09.  MANDATORY REDEMPTION AT THE OPTION OF THE
                     SECURITYHOLDERS UPON THE OCCURRENCE OF
                     CERTAIN EVENTS...................................      30
     SECTION 3.10.  MANDATORY REDEMPTION AT THE OPTION OF
                     THE SECURITYHOLDERS ON SPECIFIED DATES...........      31

ARTICLE 4 COVENANTS...................................................      32
     SECTION 4.01.  PAYMENT OF SECURITIES.............................      32
     SECTION 4.02.  MAINTENANCE OF OFFICE OR AGENCY...................      32
     SECTION 4.03.  SEC REPORTS.......................................      33
     SECTION 4.04.  COMPLIANCE CERTIFICATES...........................      34
     SECTION 4.05.  TAXES.............................................      35
     SECTION 4.06.  STAY, EXTENSION AND USURY LAWS....................      35
     SECTION 4.07.  CORPORATE EXISTENCE...............................      35
     SECTION 4.09.  FURTHER INSTRUMENTS AND ACTS......................      36

ARTICLE 5 SUCCESSORS..................................................      36
     SECTION 5.01.  LIMITATIONS ON MERGER, CONSOLIDATION
                     OR SALE OF ASSETS................................      36
     SECTION 5.02.  SUCCESSOR CORPORATION SUBSTITUTED.................      37

ARTICLE 6 REMEDIES....................................................      37
     SECTION 6.01.  REMEDIES..........................................      37
     SECTION 6.02.  WAIVER OF PAST DEFAULTS...........................      37
     SECTION 6.03.  CONTROL BY MAJORITY...............................      38
     SECTION 6.04.  LIMITATION ON SUITS...............................      38
     SECTION 6.05.  RIGHTS OF SECURITYHOLDERS TO RECEIVE PAYMENT......      39
     SECTION 6.06.  COLLECTION SUIT BY TRUSTEE........................      39
     SECTION 6.07.  TRUSTEE MAY FILE PROOFS OF CLAIM..................      39
     SECTION 6.08.  PRIORITIES........................................      40
     SECTION 6.09.  UNDERTAKING FOR COSTS.............................      40

ARTICLE 7 TRUSTEE.....................................................      41
     SECTION 7.01.  DUTIES OF TRUSTEE.................................      41
     SECTION 7.02.  RIGHTS OF TRUSTEE.................................      42
     SECTION 7.03.  INDIVIDUAL RIGHTS OF TRUSTEE......................      43
     SECTION 7.04.  TRUSTEE'S DISCLAIMER..............................      43
     SECTION 7.05.  NOTICE OF DEFAULTS................................      43
     SECTION 7.06.  REPORTS BY TRUSTEE TO SECURITYHOLDERS.............      44
     SECTION 7.07.  COMPENSATION AND INDEMNITY........................      44
     SECTION 7.08.  REPLACEMENT OF TRUSTEE............................      45
     SECTION 7.09.  SUCCESSOR TRUSTEE BY MERGER, ETC..................      46
     SECTION 7.10.  ELIGIBILITY; DISQUALIFICATION.....................      47

                                     (ii)

     SECTION 7.11.  PREFERENTIAL COLLECTION OF CLAIMS
                     AGAINST THE ISSUERS..............................      47

ARTICLE 8 DISCHARGE OF INDENTURE......................................      47
     SECTION 8.01.  DISCHARGE OF LIABILITY ON SECURITIES..............      47
     SECTION 8.02.  APPLICATION OF TRUST MONEY........................      48
     SECTION 8.03.  REPAYMENT TO THE ISSUERS..........................      48
     SECTION 8.04.  REINSTATEMENT.....................................      48

ARTICLE 9 AMENDMENTS..................................................      49
     SECTION 9.01.  WITHOUT CONSENT OF SECURITYHOLDERS................      49
     SECTION 9.02.  WITH CONSENT OF SECURITYHOLDERS...................      50
     SECTION 9.03.  COMPLIANCE WITH TRUST INDENTURE ACT...............      52
     SECTION 9.04.  REVOCATION AND EFFECT OF CONSENTS.................      52
     SECTION 9.05.  NOTATION ON OR EXCHANGE OF SECURITIES.............      52
     SECTION 9.06.  TRUSTEE TO SIGN AMENDMENTS, ETC...................      53

ARTICLE 10     SUBORDINATION..........................................      53
     SECTION 10.01. AGREEMENT TO SUBORDINATE..........................      53
     SECTION 10.02. LIQUIDATION, DISSOLUTION, BANKRUPTCY..............      53
     SECTION 10.03. DEFAULT ON SENIOR INDEBTEDNESS OR
                     GUARANTOR SENIOR INDEBTEDNESS....................      54
     SECTION 10.04. WHEN DISTRIBUTION MUST BE PAID OVER...............      54
     SECTION 10.05. SUBROGATION.......................................      54
     SECTION 10.06. RELATIVE RIGHTS...................................      55
     SECTION 10.07. SUBORDINATION MAY NOT BE IMPAIREDBY
                     ISSUERS OR THE SUBSIDIARY GUARANTORS.............      55
     SECTION 10.08. RIGHTS OF TRUSTEE AND PAYING AGENT................      55
     SECTION 10.09. DISTRIBUTION OR NOTICE TO REPRESENTATIVE..........      56
     SECTION 10.10. ARTICLE 10 NOT TO PREVENT EVENTS OF DEFAULT.......      56
     SECTION 10.11. TRUSTEE ENTITLED TO RELY..........................      56
     SECTION 10.12. TRUSTEE TO EFFECTUATE SUBORDINATION...............      57
     SECTION 10.13. TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR
                     INDEBTEDNESS AND SUBSIDIARY GUARANTOR
                     SENIOR INDEBTEDNESS..............................      57
     SECTION 10.14. RELIANCE BY HOLDERS OF SENIOR INDEBTEDNESS AND
                     GUARANTOR SENIOR INDEBTEDNESS ON SUBORDINATION
                     PROVISIONS.......................................      57

ARTICLE 11     SUBSIDIARY GUARANTEE OF SECURITIES.....................      58
     SECTION 11.01. SUBSIDIARY GUARANTEE..............................      58

                                     (iii)

     SECTION 11.02. EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEE....      59
     SECTION 11.03. SUBSIDIARY GUARANTEE UNCONDITIONAL, ETC...........      59
     SECTION 11.04. LIMITATION OF SUBSIDIARY GUARANTOR'S LIABILITY....      60
     SECTION 11.05. CONTRIBUTION......................................      61
     SECTION 11.06. RELEASE...........................................      61
     SECTION 11.07. ADDITIONAL SUBSIDIARY GUARANTORS..................      61
     SECTION 11.08. SUBSIDIARY GUARANTORS MAY CONSOLIDATE, ETC., ON
                     CERTAIN TERMS....................................      62
     SECTION 11.09. SUCCESSORS AND ASSIGNS............................      63
     SECTION 11.10. WAIVER OF STAY, EXTENSION OR USURY LAWS...........      63

ARTICLE 12     MISCELLANEOUS..........................................      63
     SECTION 12.01. TRUST INDENTURE ACT CONTROLS......................      63
     SECTION 12.02. NOTICES...........................................      64
     SECTION 12.03. COMMUNICATION BY SECURITYHOLDERS WITH OTHER
                     SECURITYHOLDERS..................................      65
     SECTION 12.04. CERTIFICATE AND OPINION AS TO CONDITIONS
                     PRECEDENT........................................      65
     SECTION 12.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.....      65
     SECTION 12.06. RULES BY TRUSTEE AND AGENTS.......................      66
     SECTION 12.07. LEGAL HOLIDAYS....................................      66
     SECTION 12.08. NO RECOURSE AGAINST OTHERS........................      66
     SECTION 12.09. DUPLICATE ORIGINALS...............................      66
     SECTION 12.10. GOVERNING LAW.....................................      67
     SECTION 12.11. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.....      67
     SECTION 12.12. SUCCESSORS........................................      67
     SECTION 12.13. SEVERABILITY......................................      67
     SECTION 12.14. COUNTERPART ORIGINALS.............................      67
     SECTION 12.15. TABLE OF CONTENTS, HEADINGS, ETC..................      67

                                     (iv)

   EXHIBIT A    -   FORM OF INITIAL SECURITY WITH SUBSIDIARY GUARANTEE
   EXHIBIT B    -   FORM OF EXCHANGE SECURITY WITH SUBSIDIARY GUARANTEE
   EXHIBIT C    -   FORM OF CERTIFICATE TO BE DELIVERED IN  CONNECTION
                     WITH TRANSFERS TO NON-QIB ACCREDITED INVESTORS
   EXHIBIT D    -   FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION
                     WITH TRANSFERS PURSUANT TO REGULATION S

   SCHEDULE 1       SUBSIDIARY GUARANTORS






                                     (v)

          APPRECIATION NOTE INDENTURE, dated as of December
   30, 1997, among Brill Media Company, LLC, a Virginia limited liability company ("BMC"), Brill Media Management, Inc., a Virginia corporation ("Media" and, collectively with BMC, the "Issuers"), the subsidiary guarantors listed on Schedule I attached hereto as Subsidiary Guarantors (as defined) of the Issuers' obligations hereunder, and United States Trust Company of New York, a banking corporation organized and existing under the laws of the State of New York, as Trustee (the "Trustee").

          The Issuers have duly authorized the creation of an issue of Appreciation Notes due 2007, Series A (the "Initial Securities") and Appreciation Notes due 2007, Series B (the "Exchange Securities") and, to provide therefor, the Issuers and the Subsidiary Guarantors have duly authorized the execution and delivery of this Indenture. All things necessary to make the Securities (as defined), when duly issued and executed by the Issuers, and authenticated and delivered hereunder, the valid obligations of the Issuers and the Subsidiary Guarantors, and to make this Indenture a valid and binding agreement of the Issuers and the Subsidiary Guarantors, have been done.

          The Issuers, the Subsidiary Guarantors and the
   Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders (as defined) of the Securities:


                        ARTICLE 1

              DEFINITIONS AND INCORPORATION
                       BY REFERENCE

   SECTION 1.01.  DEFINITIONS.

          "Administrative Management Agreement" means any management agreements between either of the Issuers or any of the Subsidiary Guarantors and BMCLP, pursuant to which BMCLP provides management services to such Issuer or such Subsidiary Guarantors.

          "Adjusted Net Assets" of a Subsidiary Guarantor at any date means the lesser of the amount by which (x) the fair value of the property of such Subsidiary Guarantor exceeds the total amount of liabilities, including, without limitation, the probable liability of such Subsidiary
   Guarantor with respect to its contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under the Subsidiary Guarantee of such Subsidiary Guarantor at such date and (y) the present fair salable value of the assets of such Subsidiary Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Subsidiary Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date and after giving effect to any collection from any Subsidiary by such Subsidiary Guarantor in respect of the obligations of such Subsidiary under the Subsidiary Guarantee), excluding debt in respect of the Subsidiary Guarantee, as they become absolute and matured.

          "Affiliate" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent" means any Registrar, Paying Agent or co-registrar.

          "Appreciation Notes Registration Rights Agreement" means the registration rights agreement relating to the Securities and dated December 30, 1997 among the Issuers, the Subsidiary Guarantors and the Initial Purchaser for the benefit of themselves and the Securityholders, as the same may be amended or modified from time to time in accordance with the terms thereof.

          "Attributable Indebtedness" in respect of a Sale/Leaseback Transaction means, as at the time of determination, the present value (discounted at the interest rate borne by the Securities, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended).

          "Bankruptcy Code" means Title 11, U.S. Code or any similar Federal, state or foreign law for the relief of debtors.

          "BMC" has the meaning set forth in the preamble to this Indenture until a successor replaces such Person in accordance with Article 5 hereof and thereafter means such successor.

          "BMCLP" means Brill Media Company, L.P, a Virginia limited partnership, and its successors.

          "Board of Directors" means as to BMC (i) so long as BMC or any successor to BMC is a limited liability company or a partnership, the board of directors of Media, which is the manager of BMC and (ii) at any other time, the board of directors of BMC, and as to Media, the board of directors of Media.

          "Board Resolution" means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person (or, in the case of BMC so long as it is a limited liability company or a partnership, of Media, which is the manager of BMC) to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means a day that is not a Legal
   Holiday.

          "Capital Stock" of any Person means any and all shares, membership and other interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

          "Capitalized Lease Obligation" means an obligation that is required to be classified and accounted for as a capitalized lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date such lease may be terminated without penalty.

          "Cash Equivalents" means (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof, (iii) certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any commercial bank having capital and surplus in excess of $500 million, (iv) repurchase obligations for underlying securities of the types described in clauses (ii) and (iii) entered into with any financial institution meeting the qualifications specified in clause (iii) above, (v) commercial paper rated A-1 or the equivalent thereof by Moody's or S&P and in each case maturing within one year after the date of acquisition, (vi) investment funds investing 95% of their assets in securities of the types described in clauses (i)-(v) above, (vii) readily marketable direct obligations issued by any state of the United States of America or any political subdivision thereof having one of the two highest rating categories obtainable either Moody's or S&P and (viii) Indebtedness or Preferred Stock issued by Persons with a rating of "A" or higher from S&P or "A2" or higher from Moody's.

          "Commission" means the U.S. Securities and Exchange Commission or its successor.

          "Consolidated EBITDA" means, for any period an amount equal to Consolidated Net Income for such period, plus the following to the extent deducted in calculating such Consolidated Net Income: (i) the provision for taxes for such period based on income or profits and any provision for taxes utilized in computing net loss, (ii) Consolidated Interest Expense, (iii) depreciation expense, (iv) amortization expense (including the amortization of debt issuance costs), (v) all other non-cash items reducing Consolidated Net Income for such period

   (excluding any non-cash item to the extent it represents an accrual of or reserve for cash disbursements for any subsequent period prior to the Stated Maturity of the Securities or amortization of a pre-paid cash expense that was paid in a prior period), minus (b) all non-cash items increasing Consolidated Net Income for such period, in each case on a consolidated basis for the Issuers and their Subsidiaries for such period determined in accordance with GAAP.

          "Consolidated Interest Expense" means, for any period, the total interest expense of the Issuers and their Subsidiaries determined on a consolidated basis in accordance with GAAP, plus, to the extent not included in such interest expense, (i) interest expense attributable to Capitalized Lease Obligations, (ii) capitalized interest,
   (iii) non-cash interest expense, (iv) commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, (v) interest actually paid by either Issuer or any such Subsidiary under any Guarantee of Indebtedness or other obligation of any other Person, (vi) net payments (whether positive or negative) pursuant to Interest Rate Agreements and (vii) the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than an Issuer) in connection with Indebtedness incurred by such plan or trust and less (a) to the extent included in such interest expense, the amortization of capitalized debt issuance costs and (b) interest income.

          "Consolidated Net Income" means, for any period, the consolidated net income (loss) of the Issuers and their respective consolidated Subsidiaries determined in accordance with GAAP.

          "Consolidated Net Worth" means the total of the amounts shown on the balance sheets of the Issuers and their consolidated Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, as of the end of the most recent fiscal quarter of the Issuers ending prior to the taking of any action for the purpose of which the determination is being made and for which financial statements are available (but in no event ending more than 135 days prior to the taking of such action), as (i) the par or stated value of all outstanding Capital Stock of an Issuer plus (ii) paid in capital or capital surplus relating to such Capital Stock plus (iii) any retained earnings or earned surplus less (A) any accumulated deficit and (B) any amounts attributable to Disqualified Stock.

          "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 11.02 or such other address as to which the Trustee may give notice to the Issuers.

          "Currency Agreement" means in respect of a Person any foreign exchange contract, currency swap agreement or other similar agreement as to which such Person is a party or a beneficiary.

          "Default" means any failure by an Issuer or a Subsidiary Guarantor to comply with its covenants hereunder.

          "Depository" means The Depository Trust Company, its nominees and successors.

          "Designated Senior Indebtedness" means any Senior Indebtedness in the case of the Issuers, or Guarantor Senior Indebtedness in the case of a Subsidiary Guarantor which, at the date of determination, has an aggregate principal amount outstanding of, or under which, at the date of determination, the holders thereof, are committed to lend up to, at least $5 million and is specifically designated by an Issuer or such Subsidiary Guarantor in the instrument evidencing or governing such Senior Indebtedness or Guarantor Senior Indebtedness as "Designated Senior Indebtedness" for purposes of this Indenture; provided, however, that the Indebtedness of the Issuers under the Notes, and the Subsidiary Guarantee of each Subsidiary Guarantor under its Guarantee of the Notes, shall always constitute Designated Senior Indebtedness.

          "Disqualified Stock" means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (i) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the final Stated Maturity of the Securities, or
   (ii) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (a) debt securities or (b) any Capital Stock referred to in (i) above, in each case at any time prior to the final Stated Maturity of the Securities.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, or any successor statute or statutes thereto.

          "Exchange Offer" means the registration by the Issuers and the Subsidiary Guarantors under the Securities Act pursuant to a registration statement of the offer by the Issuers and the Subsidiary Guarantors to each Securityholder of the Initial Securities to exchange all the Initial Securities held by such Securityholder for the Exchange Securities in an aggregate principal amount equal to the aggregate principal amount of the Initial Securities held by such Securityholder, all in accordance with the terms and conditions of the Appreciation Notes Registration Rights Agreement.

          "Exchange Securities" has the meaning set forth in the preamble to this Indenture.

          "fair market value" means, with respect to any asset or property, the price which could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair market value shall be determined by the Board of Directors of BMC acting reasonably and in good faith and shall be evidenced by a Board Resolution of the Board of Directors of BMC delivered to the Trustee.

          "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the date of this Indenture, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession. All computations based on GAAP contained in this Indenture shall be computed in conformity with GAAP.

          "Group" means any "group" for purposes of Section
   13(d) of the Exchange Act.

          "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person
   (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or
   (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "Guarantor Senior Indebtedness" means, with respect to a Subsidiary Guarantor, whether outstanding on the Issue Date or thereafter issued, all Guarantees by such Subsidiary Guarantor of Senior Indebtedness of an Issuer and all other Indebtedness of such Subsidiary Guarantor, including interest and fees thereon, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that the obligations of such Subsidiary Guarantor in respect of such Indebtedness are not superior in right of payment to the obligations of such Subsidiary Guarantor under the Guarantee of the Securities; provided, however, that Guarantor Senior Indebtedness shall not include (1) any obligations of such Subsidiary Guarantor to the Issuers or any other Subsidiary of the Issuers or (2) any Indebtedness, Guarantee or obligation of such Subsidiary Guarantor that is expressly subordinate or junior in right of payment to any other Indebtedness, Guarantee or obligation of such Subsidiary Guarantor, including any Guarantor Subordinated Indebtedness of such Subsidiary Guarantor.

          "Guarantor Subordinated Indebtedness" means, with respect to a Subsidiary Guarantor, the obligations of such Subsidiary Guarantor under the Guarantee of the Securities and any other Indebtedness of such Subsidiary Guarantor that specifically provides that such Indebtedness is to rank pari passu in right of payment with the obligations of such Subsidiary Guarantor under the Guarantee of the Securities.

          "Incur" means issue, assume, guarantee, incur or otherwise become liable for.

          "Indebtedness" means, with respect to any Person on any date of determination (without duplication), (i) the principal of and premium (if any) in respect of indebtedness of such Person for borrowed money, (ii) the principal of and premium (if any) in respect of obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto) (other than obligations with respect to letters of credit securing obligations (other than obligations described in clauses
   (i), (ii) and (v) ) entered into in the ordinary course of business of such Person to the extent that such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third business day following receipt by such Person of a demand for reimbursement following payment on the letter of credit), (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services (except (x) trade payables and accrued expenses (including accrued management fees under the Administrative Management Agreements) incurred in the ordinary course of business and
   (y) contingent or "earnout" payment obligations in respect of any business acquired by an Issuer or any Restricted Subsidiary), which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services, (v) all Capitalized Lease Obligations and all Attributable Indebtedness of such Person, (vi) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, (vii) all Indebtedness of other Persons to the extent Guaranteed by such Person, and (viii) to the extent not otherwise included in this definition, obligations under Currency Agreements and Interest Rate Agreements.

          "Indenture" means this Indenture, as amended or supplemented from time to time.

          "Initial Public Offering" means an offering or offerings of Capital Stock of an Issuer under one or more effective registration statements under the Securities Act such that, after giving effect thereto, such offerings result in aggregate cash proceeds being received by an Issuer and the persons selling such Capital Stock of at least $25 million before deduction of underwriter's discounts and other expenses, as a result of such Capital Stock is listed or admitted to trading on a national securities exchange or quoted by NASDAQ.

          "Initial Purchaser" means NatWest Capital Markets
   Limited.

          "Initial Securities" has the meaning set forth in the preamble to this Indenture.

          "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

          "Interest Rate Agreement" means with respect to any Person any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement as to which such Person is party or a beneficiary.

          "Issue Date" means the date on which the Initial
   Securities are originally issued.

          "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

          "Managed Affiliate", means a Person at least 90% of the Capital Stock of which is owned, directly or indirectly, by Alan R. Brill.

          "Managed Affiliate Notes" mean any promissory notes of a Managed Affiliate, issued to an Issuer or a Subsidiary.

          "Maturity Date" means December 15, 2007.

          "Media Cashflow" for any period means for any Person an amount equal to Consolidated EBITDA for such period plus interest income received in respect of the Managed Affiliate Notes during such period and the following to the extent deducted in calculating such Consolidated EBITDA (i) management fees charged by BMCLP under the Administrative Management Agreements, (ii) expenses accruing under Performance Compensation Agreements , (iii) consulting fees payable in connection with acquisitions and (iv) fees paid under time brokerage agreements.

          "Moody's" means Moody's Investors Service, Inc., or its successors.

          "Non-U.S. Person" means a Person who is not a U.S.
   person, as defined in Regulation S of the Securities Act.

          "Notes" means the 12% Senior Notes due 2007 issued under the Senior Note Indenture.

          "Obligations" means any principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

          "Offering Memorandum" means the Offering
   Memorandum dated December 23, 1997, pursuant to which the Initial Securities were offered, and any supplements thereto.

          "Officer" means the Chairman of the Board, the Vice-Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice-President, the Treasurer or the Secretary of an Issuer (or, in the case of BMC, so long as it is a limited liability company or a partnership, of Media, which is the manager of BMC).

          "Officers' Certificate" means a certificate signed by two Officers of an Issuer at least one of whom shall be the principal executive, financial or accounting officer of an Issuer.

          "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee, and which complies, if applicable, with the provisions of Section
   12.04 hereof. The counsel may be an employee of or counsel to an Issuer or the Trustee.

          "Performance Compensation Agreement" means any agreements between an Issuer or any Subsidiary and any executive officer of such Subsidiary pursuant to which such Subsidiary provides deferred compensation to such officer by crediting amounts (as determined under a formula set forth in such agreement) to an identified account for the benefit of such executive officer.

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

          "Preferred Stock" as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

          "Pro Rata Percentage" of a Security, means the Specified Percentage of such Security divided by 5%.

          "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A under the Securities
   Act.

          "Related Brill Party" means (A) the spouse or immediate family member of Alan R. Brill or (B) any trust, corporation, partnership or other entity, the beneficiaries, shareholders, partners, members, owners or Persons beneficially holding an 80% or more controlling interest of which consist of Alan R. Brill and/or such other Persons referred to in the immediately preceding clause (A).

          "Representative" means the trustee, agent or representative (if any) for an issue of Senior Indebtedness.

          "Responsible Officer" when used with respect to the Trustee, means any officer within the corporate trust department of the Trustee (or any successor group of the Trustee) with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Security" has the meaning assigned to such term in Rule 144(a)(3) under the Securities Act.

          "Restricted Subsidiary" has the meaning assigned to such term in the Senior Note Indenture as in effect from time to time.

          "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc, or its successors.

          "Sale/Leaseback Transaction" means an arrangement relating to property now owned or hereafter acquired whereby an Issuer or a Subsidiary transfers such property to a Person and such Issuer or a Subsidiary of such Issuer leases it from such Person.

          "Sale of the Company" means (i) any sale, lease, exchange or other transfer (in one transaction or in a series of transactions) of all or substantially all of the assets of an Issuer or an Issuer and its Subsidiaries on a consolidated basis or (ii) the acquisition by any Person or Group (other than Alan R. Brill or any Related Brill Party) of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of an Issuer, or any direct or indirect holding company thereof.

          "Securities" means the Initial Securities and the Exchange Securities treated as a single class of securities, as amended or supplemented from time to time in accordance with the terms hereof, that are issued pursuant to this Indenture.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Securityholder" or "Holder" means a registered holder of one or more Securities.

          "Senior Indebtedness" in the case of the Securities means, whether outstanding on the Issue Date or thereafter issued, all obligations under the Notes and all other Indebtedness of the Issuers, or either one of the Issuers, including interest and fees thereon, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that the obligations in respect of such Indebtedness are not superior in right of payment to the Securities; provided, however, that Senior Indebtedness will not include any obligation of an Issuer to any Subsidiary or any Subordinated Obligations.

          "Senior Note Indenture" means the Indenture, dated as of the Issue Date, among the Issuers, the Subsidiary
   Guarantors and the United States Trust Company of New York relating to the Notes.

          "Specified Event Purchase Price" means for a
   Security a redemption price equal to (i) in the case of a redemption with respect to an Initial Public Offering, the price at which Capital Stock is sold in such Initial Public Offering (less underwriting discounts and commissions, if any), which represent a percentage interest in BMC equal to the Specified Percentage of such Security, (ii) in the case of redemption with respect to a Sale of the Company as defined in clause (i) of the definition thereof, the amount equal to the Specified Percentage of such Security of the sum of the aggregate fair market value of all consideration received by the Issuers and their Subsidiaries, net of any debt repaid therewith, net of ordinary and customary transaction expenses of the related transfer and the fair market value of the Issuers as determined after giving effect to such sale, and (iii) in the case of a redemption with respect to Sale of the Company defined in clause (ii) of the definition thereof, the price at which Capital Stock is sold in such Sale of the Company or in the transaction which resulted in such Sale of the Company, which represent a percentage interest in BMC equal to the Specified Percentage of such Security, and (iv) in the case of a redemption with respect to a liquidation of either Issuer, an amount equal to the fair market value of the distribution received by Capital Stock in an amount equal to the Specified Percentage of such Security in connection with such liquidation.

          "Specified Percentage" of a Security means a percentage equal to (i) 5% multiplied by (ii) a fraction the numerator of which is the principal amount of such Security and the denominator of which is $3,000,000.

          "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision.

          "Subordinated Obligation" means with respect to an Issuer or any Subsidiary Guarantor, any Indebtedness of such Issuer or such Subsidiary Guarantor, as the case may be

   (whether outstanding on the Issue Date or thereafter incurred) which is expressly subordinate or junior in right of payment to the Securities or such Subsidiary Guarantor's
   Guarantee of the Securities, as the case may be, in each case pursuant to a written agreement.

          "Subsidiary" of any Person means any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person, (ii) such Person and one or more Subsidiaries of such Person or (iii) one or more Subsidiaries of such Person. Unless otherwise specified herein, each reference to a Subsidiary shall refer to a Subsidiary of an Issuer.

          "Subsidiary Guarantee" means the Guarantee of the Securities by a Subsidiary Guarantor.

          "Subsidiary Guarantor" means each Subsidiary of an Issuer on the Issue Date and each newly organized or acquired Restricted Subsidiary that operates and executes a supplemental indenture pursuant to Section 11.07.

          "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA, except as provided in Section 9.03 hereof; provided, however, that, in the event the Trust Indenture Act of 1939 is amended after such date, "TIA" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means United States Trust Company of New
   York, a banking corporation organized and existing under the laws of the State of New York, until a successor replaces it in accordance with Article 7 and thereafter means the successor serving hereunder.

          "Value" of BMC on the Maturity Date means an amount equal to 12 times Media Cashflow for the then most recent four fiscal quarters for which financial statements of BMC are available plus the cash and Cash Equivalents of BMC and its Subsidiaries on the Maturity Date less the aggregate amount of Indebtedness of BMC and its Subsidiaries on a consolidated basis outstanding on the Maturity Date.

          "Wholly-Owned Subsidiary" means a Subsidiary of an Issuer, at least 95% of the Capital Stock of which (other than directors' qualifying shares) is owned by such Issuer or another Wholly-Owned Subsidiary.

   SECTION 1.02.  OTHER DEFINITIONS.


                                                      Defined in
     Term                                               Section

     "actual knowledge"................................... 7.02
     "Agent Members"...................................... 2.16
     "Funding Guarantor"................................. 11.05
     "Global Appreciation Note"........................... 2.01
     "Guaranteed Obligations"............................ 11.01
     "Legal Holiday"..................................... 12.07
     "Offshore Physical Securities"....................... 2.01
     "Paying Agent"....................................... 2.03
     "Physical Securities"................................ 2.01
     "Private Placement Legend"........................... 2.15
     "Registrar".......................................... 2.03
     "Successor Company".................................. 5.01
     "U.S. Physical Securities"........................... 2.01

   SECTION 1.03.  INCORPORATION BY REFERENCE OF TRUST INDENTURE
   ACT.

          Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

          The following TIA terms used in this Indenture have the following meanings:

          "indenture securities" means the Securities and the Subsidiary Guarantees;

          "indenture security holder" means a
   Securityholder;

          "indenture to be qualified" means this Indenture;

          "indenture trustee" or "institutional trustee" means the Trustee;

          "obligor" on the Securities means the Issuer, the Guarantors and any successor obligor upon the Securities.

          All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule under the TIA have the meanings so assigned to them.

   SECTION 1.04.  RULES OF CONSTRUCTION.

          Unless the context otherwise requires:

          (i)  a term has the meaning assigned to it;

          (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (iii)     "or" is not exclusive;

          (iv) words in the singular include the plural, and in the plural include the singular; and

          (v) provisions apply to successive events and transactions.


                        ARTICLE 2

                      THE SECURITIES

   SECTION 2.01.  FORM AND DATING.

          The Initial Securities, the notation thereon relating to the Subsidiary Guarantees and the Trustee's certificate of authentication thereon shall be substantially in the form of Exhibit A hereto. The Exchange Securities, the notation thereon relating to the Subsidiary Guarantees and the Trustee's certificate of authentication thereon shall be substantially in the form of Exhibit B hereto. The Securities may have notations, legends or endorsements required by law, stock exchange rule or Depository rule or usage. The Issuers, the Subsidiary Guarantors and the Trustee shall approve the form of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication.

          The terms and provisions contained in the forms of the Securities and the Subsidiary Guarantees, annexed hereto as Exhibits A and B, shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Issuers, the Subsidiary Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

          Securities offered and sold in reliance on Rule
   144A shall be issued initially in the form of one or more permanent global notes in registered form, in substantially the form set forth in Exhibit A (the "Global Appreciation Note"), deposited with the Trustee, as custodian for the Depository, duly executed by the Issuers and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Appreciation Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository, as hereinafter provided.

          Securities offered and sold in offshore
   transactions in reliance on Regulation S shall be issued in the form of permanent certificated Securities in registered form in substantially the form set forth in Exhibit A (the "Offshore Physical Securities"). Securities offered and sold in reliance on any other exemption from registration under the Securities Act other than as described in the preceding paragraph shall be issued, and Securities offered and sold in reliance on Rule 144A may be issued, in the form of permanent certificated Securities in registered form, in substantially the form set forth in Exhibit A (the "U.S. Physical Securities"). The Offshore Physical Securities and the U.S. Physical Securities are sometimes collectively herein referred to as the "Physical Securities".

   SECTION 2.02.  EXECUTION AND AUTHENTICATION.

          (a) Two Officers of each Issuer (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall sign the Securities for such Issuer by manual or facsimile signature. If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid. Each Subsidiary Guarantor shall execute a Subsidiary Guarantee in the manner set forth in Section 11.02.

          (b)  A Security shall not be valid until
   authenticated by the manual signature of the Trustee. The signature of the Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture.

          (c) The Trustee shall authenticate (i) Initial Securities for original issue in the aggregate principal amount not to exceed $3,000,000 and an aggregate Specified Percentage not to exceed 5% and (ii) Exchange Securities from time to time for issue only in exchange for a like principal amount and Specified Percentage of Initial Securities, in each case upon receipt of a written order of the Issuers. Securities may only be issued in denominations of $28.571428 or integral multiples thereof, provided, however, that fractions of a cent shall be rounded down to the nearest whole cent.

          (d) The Trustee may appoint an authenticating agent acceptable to the Issuers to authenticate Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Issuers or an Affiliate.

   SECTION 2.03.  REGISTRAR AND PAYING AGENT.

          (a) The Issuers shall maintain an office or agency (which shall be located in the Borough of Manhattan in the City of New York, State of New York) where (i) Securities may be presented for registration of transfer or for exchange ("Registrar"), (ii) Securities may be presented for payment ("Paying Agent") and (iii) notices and demands to or upon the Issuers in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Issuers may appoint one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent. The Issuers may change any Paying Agent, Registrar or co-registrar without prior notice to any Securityholder. The Issuers shall notify the Trustee and the Trustee shall notify the Securityholders of the name and address of any Agent not a party to this Indenture. If the Issuers fail to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such.
   An Issuer or any Subsidiary Guarantor may act as Paying
   Agent, Registrar or co-registrar. The Issuers shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Issuers shall notify the Trustee of the name and address of any such Agent. If the Issuers fail to maintain a Registrar or Paying Agent, or fail to give the foregoing notice, the Trustee shall act as such, and shall be entitled to appropriate compensation in accordance with Section 7.07 hereof.

          (b) The Issuers initially appoint the Trustee as Registrar, Paying Agent and agent for service of notices and demands in connection with the Securities.

   SECTION 2.04.  PAYING AGENT TO HOLD MONEY IN TRUST.

          The Issuers, the Subsidiary Guarantors or any other obligor on the Securities shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of the Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, and interest on the Securities, and shall notify the Trustee of any Default by the Issuers, any of the Subsidiary Guarantors or any other obligor on the Securities in making any such payment. While any such Default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Issuers, the Subsidiary Guarantors or any other obligor on the Securities at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than an Issuer or a Subsidiary Guarantor) shall have no further liability for the money delivered to the Trustee.
   If an Issuer, any Subsidiary Guarantor or any other obligor on the Securities acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Securityholders all money held by it as Paying Agent.

   SECTION 2.05.  SECURITYHOLDER LISTS.

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Issuers, the Subsidiary Guarantors or any other obligor on the Securities shall furnish to the Trustee at least seven Business Days before any date on which payment is due on the Securities and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders, including the aggregate principal amount of the Securities held by each thereof, and the Issuers, the Subsidiary Guarantors or any other obligor on the Securities shall otherwise comply with TIA Section 312(a).

   SECTION 2.06.  TRANSFER AND EXCHANGE.

          (a) Where Securities are presented to the Registrar or a co-registrar with a request to register the transfer thereof or exchange them for an equal principal amount of Securities of other denominations, the Registrar shall, subject to
   Section 2.17, register the transfer or make the exchange if its requirements for such transactions are met; provided, however, that any Security presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar and the Trustee duly executed by the Securityholder thereof or his attorney duly authorized in writing. To permit registrations of transfer and exchanges, the Issuers shall issue and the Trustee shall authenticate Securities at the Registrar's request.

          (b) The Issuers shall not be required (i) to issue, to register the transfer of or to exchange Securities during a period beginning at the opening of business on a Business Day 15 days before the day of any selection of Securities for redemption under Section 3.02 hereof and ending at the close of business on the day of selection or
   (ii) to register the transfer of or exchange any Security so selected for redemption.

          (c)  No service charge shall be made for any
   registration of a transfer or exchange (except as otherwise expressly permitted herein), but the Issuers may require payment by the Securityholder of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than such transfer tax or similar governmental charge payable upon exchanges pursuant to Section 2.10, 3.06 or 9.05 hereof).

          (d) Any Holder of the Global Appreciation Note shall, by acceptance of such Global Appreciation Note, agree that transfers of beneficial interests in such Global Appreciation Note may be effected only through a book entry system maintained by the Holder of such Global Appreciation Note (or its agent), and that ownership of a beneficial interest in the Global Appreciation Note shall be required to be reflected in a book entry.

   SECTION 2.07.  REPLACEMENT SECURITIES.

          (a) If any mutilated Security is surrendered to the Trustee, or an Issuer and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, the Issuers shall issue and the Trustee, upon receipt by it of the written order of the Issuers signed by two Officers of each of the Issuers, shall authenticate a replacement Security if the Trustee's requirements for replacements of Securities are met. If required by the Trustee or the Issuers, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Issuers to protect the Issuers, the Subsidiary Guarantors, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Issuers and the Trustee may charge a Securityholder for reasonable out-of-pocket expenses in replacing a Security.

          (b) Every replacement Security is an obligation of each of the Issuers and each of the Subsidiary
   Guarantors.

   SECTION 2.08.  OUTSTANDING SECURITIES.

          (a) The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those cancelled by the Issuers or by the Trustee, those delivered to the Trustee for cancellation and those described in this Section as not outstanding.

          (b)  If a Security is replaced pursuant to Section
   2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

          (c) If the principal amount of any Security is considered paid under Section 4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

          (d) Subject to Section 2.09 hereof, a Security does not cease to be outstanding because an Issuer or an Affiliate of an Issuer or a Subsidiary Guarantor holds the Security.

   SECTION 2.09.  TREASURY SECURITIES.

          In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by an Issuer, a Subsidiary Guarantor, or any of their respective Affiliates shall be considered as though not outstanding, except that for purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which a Responsible Officer knows to be so owned shall be so considered.

   SECTION 2.10.  TEMPORARY SECURITIES.

          Until definitive Securities are ready for delivery, the Issuers may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Issuers, the Subsidiary Guarantors and the Trustee consider appropriate for temporary Securities. Without unreasonable delay, the Issuers shall prepare and the Trustee, upon receipt of the written order of the Issuers signed by two Officers of each of the Issuers, shall authenticate definitive Securities in exchange for temporary Securities. Until such exchange, temporary Securities shall be entitled to the same rights, benefits and privileges as definitive Securities.

   SECTION 2.11.  CANCELLATION.

          The Issuers at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities, if not already cancelled, surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy cancelled Securities (subject to the record retention requirement of the Exchange Act), and deliver certification of their destruction to the Issuers, unless by a written order, signed by two Officers of each of the Issuers, the Issuers shall direct that cancelled Securities be returned to them. The Issuers may not issue new Securities to replace Securities that they have redeemed or paid or that have been delivered to the Trustee for cancellation.

   SECTION 2.12.  DEFAULTED INTEREST.

          If the Issuers default in a payment of interest on the Securities, they shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Securityholders on a subsequent special record date, which date shall be at the earliest practicable date but in all events at least five Business Days prior to the payment date, in each case at the rate provided in the Securities and in Section 4.01 hereof. The Issuers shall, with the consent of the Trustee, fix or cause to be fixed each such special record date and payment date. At least 15 days before the special record date, the Issuers (or the Trustee, in the name of and at the expense of the Issuers) shall mail to Securityholders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

   SECTION 2.13.  CUSIP NUMBER.

          The Issuers in issuing the Securities may use a "CUSIP" number, and if so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Securityholders; provided, however, that no representation shall be deemed to be made by the Trustee as to the correctness or accuracy of the CUSIP number printed in the notice or on the

   Securities, and that reliance may be placed only on the other identification numbers printed on the Securities. The Issuers shall promptly notify the Trustee of any change in the CUSIP number.

   SECTION 2.14.  DEPOSIT OF MONEYS.

          Prior to 11:00 a.m. New York City time on each date on which payments are due under the Securities and Maturity Date, the Issuers shall deposit with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such date or Maturity Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Securityholders on such date or Maturity Date, as the case may be.

   SECTION 2.15.  RESTRICTIVE LEGENDS.

          Each Global Appreciation Note and Physical
   Security that constitutes a Restricted Security shall bear the following legend (the "Private Placement Legend") unless otherwise agreed by the Issuers and the Securityholder thereof:

        THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S.
        SECURITIES ACT OF 1933, AS AMENDED (THE
        "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE
        OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR
        FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES
        PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING
        SENTENCE.  BY ITS ACQUISITION HEREOF, THE HOLDER
        (1) REPRESENTS THAT (A) IT IS A "QUALIFIED
        INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A
        UNDER THE SECURITIES ACT) OR (B) IT IS AN
        INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN
        RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D
        UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL
        ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S.
        PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE
        TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER
        THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT,
        WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k)
        UNDER THE SECURITIES ACT AS IN EFFECT WITH RESPECT
        TO SUCH TRANSFER, RESELL OR OTHERWISE TRANSFER
        THIS NOTE EXCEPT (A) TO AN ISSUER THEREOF, (B)
        INSIDE THE UNITED STATES TO A QUALIFIED
        INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A
        UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED
        STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR
        THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE

        TRUSTEE A SIGNED LETTER CONTAINING CERTAIN
        REPRESENTATIONS AND AGREEMENTS RELATING TO THE
        RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF
        WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND
        IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE
        PRINCIPAL AMOUNT OF NOTES OF LESS THAN $250,000,
        AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUERS
        HEREOF THAT SUCH TRANSFER IS IN COMPLIANCE WITH
        THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES
        IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE
        904 OF REGULATION S UNDER THE SECURITIES ACT, (E)
        PURSUANT TO THE EXEMPTION FROM REGISTRATION
        PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF
        AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE
        REGISTRATION STATEMENT UNDER THE SECURITIES ACT
        AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON
        TO WHOM THIS NOTE IS TRANSFERRED A NOTICE
        SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND;
        PROVIDED THAT AN INSTITUTIONAL ACCREDITED INVESTOR
        PURCHASING AS DESCRIBED IN CLAUSE (1)(B) ABOVE
        FROM THE INITIAL PURCHASER OF THIS NOTE SHALL NOT
        BE PERMITTED TO TRANSFER THIS NOTE TO AN
        INSTITUTIONAL ACCREDITED INVESTOR.  IN CONNECTION
        WITH ANY TRANSFER OF THIS NOTE WITHIN THE TIME
        PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK
        THE APPROPRIATE BOX SET FORTH ON THE REVERSE
        HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND
        SUBMIT THIS CERTIFICATE TO THE TRUSTEE.  IF THE
        PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED
        INVESTOR PURCHASING PURSUANT TO CLAUSE (2)(C)
        ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER,
        FURNISH TO THE TRUSTEE AND THE ISSUERS HEREOF SUCH
        CERTIFICATIONS, LEGAL OPINIONS OR OTHER
        INFORMATION AS ANY OF THEM MAY REASONABLY REQUIRE
        TO CONFIRM THAT SUCH TRANSFER IS BEING MADE
        PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION
        NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF
        THE SECURITIES ACT.  AS USED HEREIN, THE TERMS
        "OFFSHORE TRANSACTION," "UNITED STATES" AND
        "UNITED STATES PERSON" HAVE THE MEANINGS GIVEN TO
        THEM BY REGULATION S UNDER THE SECURITIES ACT.
        THE INDENTURE CONTAINS A PROVISION REQUIRING THE
        TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF

        THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

          Each Global Appreciation Note shall also bear the following legend on the face thereof:

        UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN
        PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY
        NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE
        DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY
        ANY SUCH NOMINEE OF THE DEPOSITARY, OR BY THE
        DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY
        OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A
        NOMINEE OF SUCH SUCCESSOR DEPOSITARY.  TRANSFERS
        OF THIS GLOBAL SECURITY SHALL BE LIMITED TO
        TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES
        OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH
        SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF
        THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS
        MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH
        IN THE INDENTURE.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN
        AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
        COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE
        ISSUERS OR THEIR AGENT FOR REGISTRATION OF
        TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE
        ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR
        SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
        REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS
        MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS
        REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC),
        ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE
        OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL
        INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE &
        CO., HAS AN INTEREST HEREIN.

   SECTION 2.16.  BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITY.

          (a) The Global Appreciation Note initially shall (i) be registered in the name of the Depository or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear legends as set forth in Section 2.15.

          Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Appreciation Note held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Appreciation Note, and the Depository may be treated by the Issuers, the Trustee and any agent of an Issuer or the Trustee as the absolute owner of the Global Appreciation Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuers, the Trustee or any agent of an Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

          (b) Transfers of the Global Appreciation Note shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interest of beneficial owners in the Global Appreciation Note may be transferred or exchanged for Physical Securities in accordance with the rules and procedures of the Depository and the provisions of Section 2.17. In addition, Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in the Global Appreciation Note if (i) the Depository notifies the Issuers that it is unwilling or unable to continue as Depository for the Global Appreciation Note and a successor depository is not appointed by the Issuers within 90 days of such notice or (ii) a default has occurred and is continuing and the Registrar has received a written request from the Depository or the Trustee to issue Physical Securities.

          (c)  In connection with any registration of
   transfer or exchange of a portion of the beneficial interest in the Global Appreciation Note to beneficial owners pursuant to paragraph (b) above, the Registrar shall (if one or more Physical Securities are to be issued) reflect on its books and records the date and a decrease in the principal amount of the beneficial interest in the Global Appreciation Note to be transferred, and the Issuers shall execute, and the Trustee shall authenticate and deliver, one or more Physical Securities of like tenor and amount.

          (d)  In connection with the registration of
   transfer of the entire Global Appreciation Note to beneficial owners pursuant to paragraph (b), the Global Appreciation Note shall be deemed to be surrendered to the Trustee for cancellation, and the Issuers shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the Global Appreciation Note, an equal aggregate principal amount of Physical Securities of authorized denominations.

          (e)  Any Physical Security constituting a
   Restricted Security delivered in exchange for an interest in the Global Appreciation Note pursuant to paragraph (b) or
   (c) above
    shall, except as otherwise provided by paragraphs
   (a)(i)(x) and (c) of Section 2.17, bear the legend regarding transfer restrictions applicable to the Physical Securities set forth in Section 2.15.

          (f) The Holder of the Global Appreciation Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Securityholder is entitled to take under this Indenture or the Securities.

   SECTION 2.17.  SPECIAL TRANSFER PROVISIONS.

          (a)  Transfers to Non-QIB Institutional Accredited
   Investors and Non-U.S. Persons. The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting a Restricted Security to any Institutional Accredited Investor which is not a QIB or to any Non-U.S. Person:

          (i)  the Registrar shall register the
        transfer of any Security constituting a Restricted
        Security, whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is after December 30, 1999 or (y) (1) in the case of a transfer to an Institutional
        Accredited Investor which is not a QIB (excluding
        Non-U.S.Persons), the proposed transferee has delivered to the Registrar a certificate substantially in the form of Exhibit C hereto or
        (2) in the case of a transfer to a Non-U.S.
        Person, the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit D hereto; and

          (ii) if the proposed transferor is an Agent
        Member holding a beneficial interest in the Global
        Appreciation Note, upon receipt by the Registrar of (x) the certificate, if any, required by paragraph (i) above and (y) instructions given in accordance with the Depository's and the Registrar's procedures, whereupon (a) the
        Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Physical Securities) a decrease in the principal amount of the Global
        Appreciation Note in an amount equal to the principal amount of the beneficial interest in the Global Appreciation Note to be transferred, and
        (b) the Issuers shall execute and the Trustee shall authenticate and deliver one or more
        Physical Securities of like tenor and amount.

          (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting a Restricted Security to a QIB (excluding transfers to Non-U.S. Persons):

          (i)  the Registrar shall register the
        transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Issuer and the Registrar in writing, that the sale has been effected in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Issuers and the Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that any such account is a QIB within the meaning of Rule 144A, and it is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;
        and

          (ii) if the proposed transferee is an Agent
        Member and the Securities to be transferred consist of Physical Securities which after transfer are to be evidenced by an interest in the Global Appreciation Note, upon receipt by the Registrar of instructions given in accordance with the Depository's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Appreciation Note in an amount equal to principal amount of the Physical
        Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred.

          (c)  Private Placement Legend.  Upon the
   registration of the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the registration of the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless (i) the circumstance contemplated by paragraph (a)(i)(x) of this
   Section 2.17 exists or (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Issuers and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

          (d) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

          The Registrar shall retain for at least two years copies of all letters, notices and other written communications received pursuant to Section 2.16 or this
   Section 2.17. The Issuers shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

   SECTION 2.18.  PERSONS DEEMED OWNERS.

          Prior to due presentment of a Security for registration of transfer and subject to Section 2.12, the Issuers, the Trustee, any Paying Agent, any Registrar and any co-registrar shall treat the Person in whose name any Security shall be registered upon the register of Securities kept by the Registrar as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of the ownership or other writing thereon made by anyone other than an Issuer, any Registrar or any co-registrar) for the purpose of receiving payments of principal of or interest on such Security and for all other purposes; and none of the Issuers, the Trustee, any Paying Agent, any Registrar or any co-registrar shall be affected by any notice to the contrary.

   SECTION 2.19.  TAX CONSIDERATIONS AND ALLOCATION OF PURCHASE
   PRICE.

          BMC agrees, and each holder of a Security by acceptance of a Security agrees, to treat the Securities as indebtedness for all U.S. federal, state and local income tax purposes. Based on their estimate of the relative fair market values of the Notes and the Securities, the Issuers agree that of the initial purchase price of $922.0 for each $1,000 principal amount of Securities, they shall treat for U.S. federal income tax purposes $899.63 of such initial purchase price as allocable to the Notes and $22.37 as allocable to the Securities.


                        ARTICLE 3

                        REDEMPTION

   SECTION 3.01.  NOTICES TO TRUSTEE.

          (a) If the Issuers elect to redeem Securities pursuant to the optional redemption provisions of Section 3.08 hereof, they shall furnish to the Trustee, at least 45 days (unless a shorter period is acceptable to the Trustee) but not more than 60 days before a redemption date, an Officers'
   Certificate setting forth (i) the Section of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, and (iii) the redemption price.

          (b) If the Issuers are required to make an offer to redeem Securities pursuant to the provisions of Section
   3.09 hereof, they shall furnish to the Trustee at least 30 days but not more than 60 days before a redemption date, an Officers' Certificate setting forth (i) the Section of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the redemption price and (iv) further setting forth a statement to the effect that a Specified Event has occurred and the conditions set forth in
   Section 3.09 have been satisfied.

   SECTION 3.02.  [RESERVED].

   SECTION 3.03.  NOTICE OF OPTIONAL REDEMPTION BY THE ISSUERS
   OR MATURITY.

          (a)  At least 30 days before a redemption pursuant to
   Section 3.08, the Issuers shall mail a notice of redemption by first class mail, postage prepaid to each Holder at the last address for such Holder then shown on the registry books.

          The notice shall state that all Securities are to be redeemed and shall further state:

          (i)  the redemption date;

          (ii) the redemption price;

          (iii) the name and address of the Paying
        Agent;

          (iv) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

          (v) that, unless the Issuers default in making such redemption payment, interest on Securities called for redemption ceases to accrue on and after the redemption date;

          (vi) the paragraph of the Securities and/or
        Section of this Indenture pursuant to which the Securities called for redemption are being redeemed.

          (b) At the Issuers' request, the Trustee shall give the notice of redemption in the Issuers' names and at the Issuers' expense; provided, however, that the Issuers shall have delivered to the Trustee at least 45 days (unless a shorter period is acceptable to the Trustee) prior to the proposed redemption date an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

   SECTION 3.04.  EFFECT OF NOTICE OF REDEMPTION.

          Once notice of redemption is mailed in accordance with Section 3.03 hereof, Securities called for redemption become due and payable on the redemption date at the redemption price plus accrued and unpaid interest, if any.

   SECTION 3.05.  DEPOSIT OF REDEMPTION PRICE.

          (a) Prior to 11:00 a.m., New York City time, on or before any date on which the Securities are being redeemed or otherwise paid in full, the Issuers shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price and other applicable payments due on all Securities to be redeemed or otherwise paid in full. The
   Trustee or the Paying Agent shall promptly return to the Issuers any money deposited with the Trustee or the Paying
   Agent by the Issuers in excess of the amounts necessary to pay the redemption price and any other applicable payment due on all Securities.
          If any Security to be redeemed shall not be so paid upon surrender for redemption because of the failure of the Issuers to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate of 17% per annum as provided in the Securities and in Section 4.01 hereof.

   SECTION 3.06.  SECURITIES REDEEMED IN PART.

          Upon surrender of a Security that is redeemed in part, the Issuers shall issue and the Trustee shall authenticate for the Securityholder at the expense of the Issuer a new Security equal in principal amount and Specified Percentage to the unredeemed portion of the Security surrendered.

   SECTION 3.07.  REDEMPTION UPON MATURITY.

          The Securities will mature on the Maturity Date.
   Each Security will entitle the Holder thereof to receive on the Maturity Date a cash payment of principal and interest in the amount equal to (i) the principal amount thereof plus
   (ii) the amount by which the Specified Percentage of such Security of the Value of BMC on the Maturity Date exceeds the principal amount of such Security. At least five Business Days prior to the Maturity Date, the Issuers shall deliver to the Trustee an Officers' Certificate, upon which the Trustee may conclusively rely, certifying the amount to be paid on each $28.571428 principal amount of the Securities on the Maturity Date.

   SECTION 3.08.  OPTIONAL REDEMPTION.




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

          (a) The Securities will not be redeemable at the option of the Issuers prior to June 15, 1999. Thereafter, if an Initial Public Offering has not occurred on or before a date set forth below, the Securities will be redeemable, at the Issuers' option, in whole but not in part, on such date, at a redemption price for each Security equal to the Pro Rata Percentage of such Security of the amount set forth below opposite such redemption date (which amount, in each case, represents payment in full of all principal and interest on the Securities):

              Date                                Amount
              ----                                ------
           June 15, 1999                       $ 3.0 million
           June 15, 2000                       $ 8.3 million
           June 15, 2001                       $12.8 million
           June 15, 2002                       $18.0 million
           June 15, 2003                       $24.0 million
           June 15, 2004                       $31.0 million
           June 15, 2005                       $39.0 million
           June 15, 2006                       $48.0 million
           June 15, 2007                       $58.0 million

   SECTION 3.09.  MANDATORY REDEMPTION AT THE OPTION OF THE
   SECURITYHOLDERS UPON THE OCCURRENCE OF CERTAIN EVENTS.

          (a) Upon the occurrence of an Initial Public Offering, a Sale of the Company or the liquidation of either Issuer (each such event, a "Specified Event"), each Holder shall have the right to require the Issuers to redeem all or any part of such Holder's Securities at the relevant Specified Event Purchase Price (which amount, in each case, represents payment in full of all principal and interest on such Securities) in accordance with this Section 3.09.

          (b) Within 30 days following the occurrence of any Specified Event, unless the Issuers have mailed a redemption notice with respect to all the outstanding Securities, the Issuers shall mail a notice to each Holder with a copy to the Trustee stating:

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

          (i) that a Specified Event has occurred and that such Securityholder has the right to require the Issuers to redeem such Securityholder's Securities at a purchase price in cash equal to the Specified Event Purchase Price (stating the Specified Event Purchase Price for each $28.571428 principal amount of the Securities);

          (ii) the redemption date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed);

          (iii) the name and address of the Paying
        Agent; and

          (iv) the procedures determined by the Issuers, consistent with this Indenture, that a Securityholder must follow in order to have its Securities redeemed.

          (c) Securityholders electing to have a Security redeemed will be required to surrender the Security, with the form entitled "Option of Securityholder to Elect Redemption" on the reverse of the Security completed, to the Issuers at the address specified in the notice at least 10 Business Days prior to the redemption date. Securityholders will be entitled to withdraw their election if the Trustee or the Issuers receives not later than three Business Days prior to the redemption date, a telegram, telex, facsimile transmission or letter setting forth the name of the Securityholder, the principal amount of the Security which was delivered for redemption by the Securityholder and a statement that such Securityholder is withdrawing his election to have such Security redeemed.

          (d)  On the redemption date, all Securities
   redeemed by the Issuers under this Section 3.09 shall be delivered by the Trustee for cancellation, and the Issuers shall pay the redemption price plus accrued and unpaid interest, if any, to the Securityholders entitled thereto.

          (e) The Issuers shall to the extent applicable comply with any tender offer rules under the Exchange Act which may then be applicable, including Rule 14e-1, in connection with any offer required to be made by the Issuers to redeem the Securities as a result of a Specified Event. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Indenture relative to the Issuers' obligation to make an offer to redeem the Securities as a result of a Specified Event, the Issuers shall comply with the applicable securities laws and regulations and will not be deemed to have breached their obligations under such provisions of this Indenture by virtue thereof.

   SECTION 3.10.  MANDATORY REDEMPTION AT THE OPTION OF THE
   SECURITYHOLDERS ON SPECIFIED DATES.

          If an Initial Public Offering has not occurred on or before a date set forth below, the Securityholders may require the Issuers to redeem their Securities, in whole or in part within 90 days of such date at a redemption price for each Security equal to the Pro Rata Percentage

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

   of such Security of the amount set forth below opposite such date (which amount, in each case, represents payment in full of all principal and interest thereon):

                  Date                             Amount
                  ----                             ------
               June 30, 2003                    $24.0 million
               June 30, 2004                    $20.0 million
               June 30, 2005                    $13.0 million

          A Securityholder may exercise its rights to require the redemption of the Securities held by such Holder by delivering a notice to the Issuers (with a copy to the Trustee in the manner set forth in Section 12.02) on or before a date as set forth above stating that such Holder is demanding that the Issuers redeem such Holder's Securities and the portion of Securities to be redeemed. Upon receipt of any such notice the Issuers shall redeem the Securities for which such notice has been delivered by no later than the 90th day following the relevant date. Within five Business Days following the relevant date specified above, the Issuers shall mail a notice to each Holder that has elected to have all or a portion of its Securities redeemed following such relevant date and to the Trustee stating (1) the redemption date; (2) the aggregate principal amount of the Securities that will be redeemed on the redemption date;
   (3) the aggregate redemption price; (4) the name and address of the Paying Agent; and (5) that Securities to be redeemed must be surrendered to the Paying Agent to collect the redemption price for such Securities.

                        ARTICLE 4

                        COVENANTS

   SECTION 4.01.  PAYMENT OF SECURITIES.

          (a) The Issuers shall pay the principal of, premium, if any, and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than an Issuer or a Subsidiary Guarantor, holds as of 11:00 a.m. New York City time on the due date money deposited by the Issuers in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due. Such Paying Agent shall return to the Issuers, no later than five days following the date of payment, any money

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

   (including accrued interest paid by the Issuers) that exceeds such amount of principal, premium, if any, and interest paid on the Securities.

          (b) The Issuers shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Code) on overdue principal and other amounts not paid when due at a rate of 17% per annum to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Code) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

   SECTION 4.02.  MAINTENANCE OF OFFICE OR AGENCY.

          (a) The Issuers shall maintain in the Borough of Manhattan, in the City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuers in respect of the Securities and this Indenture may be served. The
   Issuers shall give prior written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuers shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

          (b)  The Issuers may also from time to time
   designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuers of their obligation to maintain an office or agency in the Borough of Manhattan, in the City of New York for such purposes. The Issuers shall give prior written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          (c)  The Issuers hereby designate the Corporate
   Trust Office of the Trustee as one such office or agency of the Issuers in accordance with Section 2.03.

   SECTION 4.03.  SEC REPORTS.

          (a) Upon consummation of the Exchange Offer and the issuance of the Exchange Securities, each Issuer and each Subsidiary Guarantor (at its own expense) shall file with the Commission and shall furnish to the Trustee and each Securityholder within 15 days after it files them with the Commission copies of the quarterly and annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) to be filed pursuant to
   Section 13 or 15(d) of the Exchange Act (without regard to whether either of the Issuers is subject to the requirements of such Section 13 or 15(d) of the Exchange Act). Notwithstanding the foregoing, in the event that the Issuers are not required to file such reports with the Commission pursuant to the Exchange Act, the Issuers will nevertheless deliver such Exchange Act information to the Holders of the Securities within 15 days after it would have been required to file it with the Commission. Upon qualification of this Indenture under the TIA, the Issuers and each of the Subsidiary Guarantors shall also comply with the provisions of TIA Section 314(a).

          (b) At the Issuers' expense, each Issuer and each of the Subsidiary Guarantors, as applicable, shall cause an annual report if furnished by it to stockholders generally and each quarterly or other financial report if furnished by it to stockholders generally to be filed with the Trustee and mailed to the Securityholders at their addresses appearing in the register of Securities maintained by the Registrar at the time of such mailing or furnishing to stockholders.

          (c)  Each Issuer and each of the Subsidiary
   Guarantors shall provide to any Securityholder any information reasonably requested by such Securityholder concerning the Issuers and the Subsidiary Guarantors
   (including financial statements) necessary in order to permit such Securityholder to sell or transfer Securities in compliance with Rule 144A under the Securities Act.

   SECTION 4.04.  COMPLIANCE CERTIFICATES.

          (a) Each of the Issuers and each Subsidiary Guarantor shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate signed by its principal executive officer, principal financial officer or principal accounting officer stating that a review of the activities of such Issuer and its Subsidiaries or such Subsidiary Guarantor and its Subsidiaries, as the case may be, during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether each has kept, observed, performed and fulfilled its Obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge each has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default shall have occurred, describing all such Defaults of which he or she may have knowledge and what action each is taking or proposes to take with respect thereto).

          (b) So long as not contrary to the then current recommendations of the American Institute of Certified
   Public Accountants, the year-end financial statements delivered pursuant to Section 4.03 above shall be accompanied by a written statement of (x) the Issuers' independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements nothing has come to their attention which would lead them to believe that either Issuer has violated any provisions of Article 4 or 5 of this Indenture insofar as they relate to accounting matters or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation and (y) if any Subsidiary Guarantor's financial statements are not prepared on a consolidated basis with the applicable Issuer's, such Subsidiary Guarantor's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements nothing has come to their attention which would lead them to believe that any of the Subsidiary Guarantors is in Default under this Indenture or, if any such Default has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

          (c)  Each Issuer and each of the Subsidiary
   Guarantors shall, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of (i) any Default or (ii) any event of default under any other mortgage, indenture or instrument to which either Issuer or a Subsidiary Guarantor is a party, an Officers' Certificate specifying such Default, or event of default and what action such Issuer or such Subsidiary Guarantor, as the case may be, is taking or proposes to take with respect thereto.

          (d)  Each Issuer and each of the Subsidiary
   Guarantors shall also comply with TIA Section 314(a)(4).

   SECTION 4.05.  TAXES.

          Each Issuer and each of the Subsidiary Guarantors shall pay, and shall cause each of their respective
   Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except as contested in good faith and by appropriate proceedings.

   SECTION 4.06.  STAY, EXTENSION AND USURY LAWS.

          Each of the Issuers and the Subsidiary Guarantors covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture (including, but not limited to, the payment of the principal of or interest on the Securities); and each Issuer and each Subsidiary Guarantor (to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage of any such law, and covenant that they shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

   SECTION 4.07.  CORPORATE EXISTENCE.

          Subject to Article 5 hereof, each Issuer shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, and the corporate, partnership or other existence of each Subsidiary, in accordance with the respective organizational documents (as the same may be amended from time to time) of each Subsidiary and the rights (charter and statutory), licenses and franchises of each Issuer and its Subsidiaries; provided, however, that the Issuers shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any Subsidiary, if the Board of Directors of an Issuer shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuers and their Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Securityholders.

   SECTION 4.08.  FUTURE GUARANTORS.

          The Issuers shall cause each newly organized or acquired Restricted Subsidiary to execute and deliver to the Trustee pursuant to Section 11.07 (a) a supplemental
   Indenture in which such Restricted Subsidiary agrees to be bound by the terms of this Indenture as a Subsidiary
   Guarantor and (b) a Subsidiary Guarantee.

   SECTION 4.09.  FURTHER INSTRUMENTS AND ACTS.

          The Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Issuers, except as otherwise set forth herein, but the Trustee may require of the Issuers full information and advice as to the performance of the covenants, conditions and agreements contained herein, and upon request of the Trustee, the Issuers will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.


                        ARTICLE 5

                        SUCCESSORS

   SECTION 5.01.    LIMITATIONS ON MERGER, CONSOLIDATION OR SALE
   OF ASSETS.

          Neither Issuer shall consolidate with or merge with or into, or convey, transfer or lease all or substantially all of its assets to, any Person, unless:

          (i)  the resulting, surviving or transferee Person
        (the "Successor Company") shall be a corporation, partnership, trust or limited liability company organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and the Successor Company (if not an Issuer) shall expressly assume, by supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of such Issuer under the Securities and this Indenture;

          (ii)  immediately after giving effect to such
        transaction, the Successor Company shall have a Consolidated Net Worth equal or greater to the Consolidated Net Worth of the relevant Issuer immediately prior to such transaction;

          (iii) the Issuers shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture; and

          (iv) there has been delivered to the Trustee an Opinion of Counsel to the effect that Holders of Securities will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such consolidation, merger, conveyance, transfer or lease and will be subject to U.S. federal income tax on the same amount and in the same manner and at the same times as would have been the case if such consolidation, merger, conveyance, transfer or lease had not occurred.

   SECTION 5.02.  SUCCESSOR CORPORATION SUBSTITUTED.

          The Successor Company will succeed to, and be substituted for, and may exercise every right and power of, the applicable Issuer under this Indenture, but, in the case of a lease of all or substantially all its assets, the applicable Issuer will not be released from the obligation to pay the principal of and interest on the Securities.


                        ARTICLE 6

                         REMEDIES


   SECTION 6.01.  REMEDIES.

          (a) If a Default occurs and is continuing, the Trustee and the Securityholders may pursue any available remedy to collect the payment of principal, premium, if any, or interest on the Securities as they become due and payable or to enforce the performance of any provision of the Securities or this Indenture, it being understood that a Default shall not cause the acceleration of principal, premium or interest on the Securities.

          (b) The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon a Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Default. All remedies are cumulative to the extent permitted by law.

   SECTION 6.02.  WAIVER OF PAST DEFAULTS.

          Securityholders of not less than a majority in aggregate principal amount of the then outstanding Securities by notice to the Trustee may waive an existing Default and its consequences, except a continuing Default in the payment of the principal, premium, if any, or interest on any Security or a Default that cannot be modified or amended without the consent of the Holder of each outstanding Security affected. Upon any such waiver, such Default shall cease to exist and shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

   SECTION 6.03.  CONTROL BY MAJORITY.

          Securityholders of a majority in principal amount of the Securities then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Securityholders or that may involve the Trustee in personal liability.

   SECTION 6.04.  LIMITATION ON SUITS.

          (a) A Securityholder may pursue a remedy with respect to this Indenture or the Securities only if:

          (i) the Securityholder has previously given to the Trustee written notice of a continuing Default;

          (ii) the Holders of at least 25% in principal amount of the then outstanding Securities make a written request to the Trustee to pursue the remedy;

          (iii) such Securityholder or Securityholders offer, and, if requested, provide, to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

          (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity;
        and

          (v) during such 60-day period the Holders of a majority in principal amount of the then outstanding Securities do not give the Trustee, in the reasonable opinion of such Trustee, a direction inconsistent with the request.

          (b) A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

   SECTION 6.05.  RIGHTS OF SECURITYHOLDERS TO RECEIVE PAYMENT.

          Notwithstanding any other provision of this Indenture, the right of any Securityholder to receive payment of principal, premium, if any, and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Securityholder.

   SECTION 6.06.  COLLECTION SUIT BY TRUSTEE.

          If a Default in the payment of the Securities occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against an Issuer or any Subsidiary Guarantor or any other obligor on the Securities for the whole amount of principal, premium, if any, and accrued interest remaining unpaid on the Securities and interest on overdue principal, premium, if any, and, to the extent lawful, interest on overdue installments of interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including any advances made by the Trustee and the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof.

   SECTION 6.07.  TRUSTEE MAY FILE PROOFS OF CLAIM.

          The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee
   (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof) and the Securityholders allowed in any judicial proceedings relative to the Issuers or any Subsidiary Guarantor (or any other obligor on the Securities), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Securityholders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Securityholder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

   SECTION 6.08.  PRIORITIES.

          (a) If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

          (i)   First:  to the Trustee, its agents and
        attorneys for amounts due under Section 7.07, including payment of all compensation, expenses and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

          (ii) Second: if the Securityholders are forced to proceed against the Issuers directly without the Trustee, to the Securityholders for their collection costs;

          (iii) Third: subject to Article 10, to the Securityholders for amounts due and unpaid on the Securities for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, premium, if any, and interest, respectively; and

          (iv) Fourth: to the Issuers or, to the extent the Trustee collects any amount pursuant to Article 11 hereof from any Subsidiary Guarantor, to such Subsidiary Guarantor, or to such party as a court of competent jurisdiction shall direct.

          (b) The Trustee may fix a record date and payment date for any payment to Securityholders.

   SECTION 6.09.  UNDERTAKING FOR COSTS.

          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Securityholder pursuant to Section
   6.04 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Securities.

                        ARTICLE 7

                         TRUSTEE

   SECTION 7.01.  DUTIES OF TRUSTEE.

          (a) If a Default in the payment of the Securities has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances and in the conduct of his own affairs.

          (b) Except during the continuance of a Default in the payment of the Securities:

          (i) the Trustee undertakes to perform only those duties as are specifically set forth in this Indenture and the duties of the Trustee shall be determined solely by the express provisions of this Indenture, the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the same to determine whether or not they conform to the requirements of this Indenture.

          (c) Notwithstanding anything to the contrary herein contained, the Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) this paragraph does not limit the effect of paragraph (b) of this Section 7.01;

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.03 hereof.

          (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), and (c) of this Section 7.01.

          (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuers. Assets held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

   SECTION 7.02.  RIGHTS OF TRUSTEE.

          (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document unless the Trustee has reason to believe such fact or matter is not true.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d)   The Trustee shall not be liable for any
   action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture.

          (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Issuers or any Subsidiary Guarantor shall be sufficient if signed by an Officer of an Issuer or any Subsidiary Guarantor.

          (f) The permissive rights of the Trustee to do certain things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence or wilful default with respect to such permissive rights.

          (g) Except for a Default in the payment of the Securities (other than with respect to Additional Interest (as defined in the Securities)), the Trustee shall not be deemed to have notice of any Default unless (i) specifically notified in writing of such event by an Issuer or the Securityholders of not less than 25% in aggregate principal amount of Securities outstanding or (ii) a Responsible Officer of the Trustee has actual knowledge of such Default; as used herein, the term "actual knowledge" means the actual fact or statement of knowing, without any duty to make any investigation with regard thereto.

   SECTION 7.03.  INDIVIDUAL RIGHTS OF TRUSTEE.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Issuers, any Subsidiary Guarantor or any Affiliate of an Issuer or any Subsidiary Guarantor with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11 hereof.

   SECTION 7.04.  TRUSTEE'S DISCLAIMER.

          The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Securities or the Subsidiary Guarantees, it shall not be accountable for the Issuers' use of the proceeds from the Securities or any money paid to an Issuer or upon the direction of an Issuer under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Securities or the Subsidiary Guarantees or any other document in connection with the sale of the Securities or pursuant to this Indenture other than its certificate of authentication.

   SECTION 7.05.  NOTICE OF DEFAULTS.

          If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder a notice of the Default within 60 days after it occurs. Except in the case of a Default in any payment of principal or interest on any Security, the Trustee may withhold the notice if a committee of its officers in good faith determines that withholding the notice is in the interest of the Securityholders. In addition, each Issuer is required to deliver to the Trustee, within 90 days after each fiscal year of such Issuer, a certificate indicating whether the signers thereof know of any Default that occurred during the previous year. The Issuers shall also deliver to the Trustee, within 30 days after the occurrence thereof, written notice of any events which would constitute a Default.

   SECTION 7.06.  REPORTS BY TRUSTEE TO SECURITYHOLDERS.

          (a) Within 60 days after each June 15 beginning with the June 15 following the date of this Indenture, the Trustee shall mail to the Securityholders a brief report dated as of such reporting date that complies with TIA Section 313(a)
   (but if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA Section 313(b), (c) and (d).

          (b) A copy of each report at the time of its mailing to the Securityholders shall be filed with the Commission and each stock exchange, if any, on which the Securities are listed. The Issuers shall promptly notify the Trustee if and when the Securities are listed on any stock exchange.

   SECTION 7.07.  COMPENSATION AND INDEMNITY.

          (a) Each of the Issuers and the each of the Subsidiary Guarantors, jointly and severally, shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. Each of the Issuers and each of the Subsidiary Guarantors, jointly and severally, shall reimburse the Trustee upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

          (b)  Each of the Issuers and each of the
   Subsidiary Guarantors, jointly and severally, shall indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except as set forth below in subparagraph (d). The Trustee shall notify the Issuers and each of the Subsidiary Guarantors promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuers or any Subsidiary Guarantor shall not relieve the Issuers or any of the Subsidiary Guarantors of their Obligations hereunder. The Trustee may have separate counsel and each of the Issuers and each of the Subsidiary Guarantors, jointly and severally, shall pay the reasonable fees and expenses of such counsel. Neither the Issuers nor any Subsidiary Guarantor need pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

          (c) The obligations of each of the Issuers and each of the Subsidiary Guarantors under this Section 7.07 shall survive the resignation or removal of the Trustee and the satisfaction and discharge or termination of this Indenture.

          (d) Notwithstanding subparagraphs (a) or (b) above, neither the Issuers nor any Subsidiary Guarantor need reimburse any expense or indemnify against any loss or liability incurred by the Trustee through its own negligence, bad faith or willful misconduct.

          (e)   To secure the Issuers' and each of the
   Subsidiary Guarantor's payment obligations in this Section, the Trustee shall have a Lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal, premium, if any, and interest on particular Securities. Such Lien shall survive the resignation or removal of the Trustee and the satisfaction and discharge of this Indenture.

          (f) When the Trustee incurs expenses or renders services after the occurrence of bankruptcy, insolvency or other similar event with respect to an Issuer or a Subsidiary Guarantor the expenses and the compensation for such services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under the Bankruptcy Code.

   SECTION 7.08.  REPLACEMENT OF TRUSTEE.

          (a) A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.

          (b) The Trustee may resign at any time and be discharged from the trust hereby created by so notifying the Issuers. The Securityholders of a majority in principal amount of the then outstanding Securities may remove the Trustee by so notifying the Trustee and the Issuers. The Issuers may remove the Trustee if:

          (i) the Trustee fails to comply with Section 7.10 hereof;

          (ii) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Code;

          (iii) a Custodian, receiver or other public officer takes charge of the Trustee or its property; or

          (iv)  the Trustee becomes incapable of acting.

          (c) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Issuers shall notify each Securityholder of such event and promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Issuers.

          (d) A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuers. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to each Securityholder.
   The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this
   Section 7.08, the Issuers' and each of the Subsidiary Guarantor's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

          (e) If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuers, any of the Subsidiary Guarantors or the Securityholders of at least 10% in principal amount of the then outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) If the Trustee after written request by any Securityholder who has been a Securityholder for at least six months fails to comply with Section 7.10, such Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

   SECTION 7.09.  SUCCESSOR TRUSTEE BY MERGER, ETC.

          If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Trustee; provided, however, that such corporation shall be otherwise qualified and eligible under this Article Seven.

   SECTION 7.10.  ELIGIBILITY; DISQUALIFICATION.

          (a) There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or the District of Columbia authorized under such laws to exercise corporate trustee power, shall be subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority and shall have a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition.

          (b) This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1),
   (2) and (5).  The Trustee shall comply with TIA Section
   310(b).  The provisions
   of TIA Section 310 shall also apply to the Issuers and each of the Subsidiary Guarantors, as obligor of the Securities.

   SECTION 7.11.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE
   ISSUERS.

          The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein. The provisions of TIA Section 311 shall apply to the Issuers and each of the Subsidiary Guarantors as obligor on the Securities.

                        ARTICLE 8

                  DISCHARGE OF INDENTURE

   SECTION 8.01.  DISCHARGE OF LIABILITY ON SECURITIES.

          (a) When (i) the Issuers deliver to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.07 hereof) canceled or for cancellation or (ii) all outstanding Securities have become due and payable, whether at maturity or as a result of the mailing of a notice of redemption pursuant to Section 3.08, and the Issuers have irrevocably deposited with the Trustee funds sufficient to pay at maturity all outstanding Securities, including interest thereon (other than Securities replaced pursuant to Section 2.07 hereof), and if in either case the Issuers pay all other sums payable hereunder by the Issuers, then this Indenture shall, subject to Sections 8.01(c) and 8.04 hereof, be satisfied and discharged and cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Issuers accompanied by an Officers' Certificate and an Opinion of Counsel at the cost and expense of the Issuers.

          (b)  Notwithstanding clause (a) above, the
   Issuers' obligations in Sections 2.03, 2.04, 2.05, 2.06,
   2.07 and 7.07 hereof and the obligations of each Subsidiary Guarantor under Article 11 in respect thereof shall survive until the Securities have been paid in full. Thereafter, the Issuers' obligations in Section 7.07 hereof and the obligations of Subsidiary Guarantors under Article 11 in respect thereof shall survive.

   SECTION 8.02.  APPLICATION OF TRUST MONEY.

          The Trustee shall hold in trust money deposited with it pursuant to this Article 8. It shall apply the deposited money through the Paying Agent and in accordance with this Indenture to the payment of principal, premium, if any, and interest on the Securities.

   SECTION 8.03.  REPAYMENT TO THE ISSUERS.

          (a) The Trustee and the Paying Agent shall promptly pay to the Issuers upon written request any excess money or securities held by them at any time; provided, however, that the Trustee shall not pay any such excess to the Issuers unless the amount remaining on deposit with the Trustee, after giving effect to such transfer are sufficient to pay principal, premium, if any, and interest on the outstanding
   Securities, which amount shall be certified by independent public accountants.

          (b) The Trustee and the Paying Agent shall pay to the Issuers upon written request any money held by them for the payment of principal, premium, if any, or interest that remains unclaimed for two years after the date upon which such payment shall have become due; provided, however, that the Issuers shall have either caused notice of such payment to be mailed to each Securityholder entitled thereto no less than 30 days prior to such repayment or within such period shall have published such notice in a financial newspaper of widespread circulation published in the City of New York. After payment to the Issuers, Securityholders entitled to the money must look to the Issuers and the Subsidiary Guarantors for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

   SECTION 8.04.  REINSTATEMENT.

          If the Trustee or Paying Agent is unable to apply any money in accordance with this Article 8 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuers' and each of the Guarantor's Obligations under this Indenture and the Securities and the Subsidiary Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to this Article 8 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with this Article 8; provided, however, that if an Issuer or any Subsidiary Guarantor has made any payment of principal of, premium, if any, or interest on any Securities because of the reinstatement of its Obligations, such Issuer or any of the Subsidiary Guarantors, as the case may be, shall be subrogated to the rights of the Securityholders to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE 9

                                  AMENDMENTS

SECTION 9.01.  WITHOUT CONSENT OF SECURITYHOLDERS.

          (a) Notwithstanding Section 9.02 of this Indenture, the Issuers, when authorized by Board Resolutions, and the Trustee may amend or supplement this Indenture or the Securities without the consent of any Securityholder:

          (i) to cure any ambiguity, omission, defect or inconsistency or to provide for the assumption by a successor corporation, partnership trust or limited liability company of the obligation of an Issuer under this Indenture; provided, however, that such amendment or supplement does not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect the rights of any Securityholder in any respect;

          (ii) to comply with Article 5 hereof;

          (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities; provided, however, that the uncertificated Securities are issued in registered form for purposes of
     Section 163(f) of the Internal Revenue Code of 1986, as amended, or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Internal Revenue Code of 1986, as amended;

          (iv) to add Guarantees with respect to the Securities;

          (v) to add to the covenants of the Issuers or the Subsidiary Guarantors for the benefit of the Securityholders or to surrender any right or power herein conferred upon the Issuers or the Subsidiary Guarantors;

          (vi) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA;

          (vii) to make any change that does not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect the rights of any Securityholder in any respect; or

          (viii) to evidence or provide for a replacement Trustee under
     Section 7.08 hereof;

provided, that the Issuers have delivered to the Trustee an Opinion of Counsel stating that any such amendment or supplement complies with the provisions of this Section 9.01.

          (b) Upon the request of the Issuers and the Subsidiary Guarantors accompanied by Board Resolutions of their respective Boards of Directors or board of managers, as the case may be, authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in Section 9.06 hereof, the Trustee shall join with the Issuers and the Subsidiary Guarantors in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into such supplemental indenture which affects its own rights, duties or immunities under this Indenture or otherwise.

          (c) After an amendment or supplement under this Section 9.01 becomes effective, the Issuers shall mail to all Securityholders a notice briefly describing such amendment or supplement. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment or supplement under this Section.

SECTION 9.02.  WITH CONSENT OF SECURITYHOLDERS.

          (a) The Issuers, the Subsidiary Guarantors and the Trustee may amend or supplement this Indenture or the Securities with the written consent of the Securityholders of not less than a majority in aggregate principal amount of the Securities, voting as a single class, then outstanding (including consents obtained in connection with a tender offer or exchange offer for the Securities) and any existing Default and its consequences or compliance with any provision of this Indenture or the Securities may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for the Securities). Furthermore, subject to Sections 6.02 and 6.05 hereof, the Holders of a majority in aggregate principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange offer for the Securities) may waive compliance in a particular instance by the Issuers or the Subsidiary Guarantors with any provision of this Indenture or the Securities. However, without the consent of each Securityholder affected, an amendment, supplement or waiver under this Section 9.02 may not (with respect to any Securities held by a non-consenting Holder):

          (i) reduce the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver;

          (ii) reduce the rate of or extend the time for payment of any interest on any Security;

          (iii) reduce the principal of or extend the Stated Maturity of any Security or alter the redemption provisions (including without limitation Sections 3.07, 3.08, 3.09 and 3.10 hereof) with respect thereto;

          (iv) reduce the premium payable upon the redemption of any Security or change the time at which any Security may be redeemed in accordance with Section 3.07, 3.08, 3.09 and 3.10;

          (v) make any Security payable in money other than that stated in the Security;

          (vi) make any change in Section 6.02 or 6.05 hereof or in this
     Section 9.02(a); or

          (vii) waive a Default in the payment of principal of premium, if any, or interest on, or redemption payment with respect to, any Security;

          (viii) impair the right of any Holder to receive payment of principal of and interest on such Holder's Securities on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder's Securities.

          (b) Upon the request of the Issuers and the Subsidiary Guarantors accompanied by Board Resolutions of their respective Boards of Directors or board of managers, as the case may be, authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Securityholders as aforesaid, and upon receipt by the Trustee of the documents described in
Section 9.06 hereof, the Trustee shall join with the Issuers and the Subsidiary Guarantors in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

          (c) It shall not be necessary for the consent of the Securityholders under this Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

          (d)  After an amendment, supplement or waiver under this Section
9.02 becomes effective, the Issuers shall mail to all Securityholders a notice briefly describing the amendment, supplement or waiver. Any failure of the Issuers to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

SECTION 9.03.  COMPLIANCE WITH TRUST INDENTURE ACT.

          Every amendment or supplement to this Indenture or the Securities shall comply with the TIA as then in effect.

SECTION 9.04.  REVOCATION AND EFFECT OF CONSENTS.

          (a) Until an amendment, supplement or waiver becomes effective, a consent to it by a Securityholder is a continuing consent by the Securityholder and every subsequent Securityholder or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Securityholder or subsequent Securityholder may revoke the consent as to its Security if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Securityholder.

          (b) The Issuers may fix a record date for determining which Securityholders must consent to such amendment, supplement or waiver. If the Issuers fix a record date, the record date shall be fixed at (i) the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Securityholders furnished to the Trustee prior to such solicitation pursuant to Section 2.05 hereof, or (ii) such other date as the Issuers shall designate.

SECTION 9.05.  NOTATION ON OR EXCHANGE OF SECURITIES.

          (a) Securities authenticated and delivered after the execution of any supplemental indenture may bear a notation in form approved by the Trustee as to any matter provided for in such amendment, supplement or waiver on any Security thereafter authenticated. The Issuers in exchange for all Securities may issue and the Trustee shall authenticate new Securities that reflect the amendment, supplement or waiver.

          (b) Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 9.06.  TRUSTEE TO SIGN AMENDMENTS, ETC.

          The Trustee shall sign any amendment, waiver or supplemental indenture authorized pursuant to this Article 9 if the amendment, waiver or supplemental indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment, waiver or supplemental indenture, the Trustee shall be entitled to receive and, subject to Section 7.01, shall be fully protected in relying upon, in addition to the documents required by Section 12.04,

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an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment, waiver or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Issuers in accordance with its terms.

                                   ARTICLE 10

                                  SUBORDINATION

SECTION 10.01.  AGREEMENT TO SUBORDINATE.

          The Issuers and each Subsidiary Guarantor agree, and each Holder by accepting an Security and the related Subsidiary Guarantee agrees, that the Indebtedness evidenced by the Securities and the related Subsidiary Guarantees is subordinated in right of payment, to the extent and in the manner provided in this Article 10, to the prior payment of (i) all Senior Indebtedness in the case of an Security and (ii) all Guarantor Senior Indebtedness of each Subsidiary Guarantor in the case of its obligations under its Subsidiary Guarantee and that the subordination is for the benefit of and enforceable by the holders of Senior Indebtedness and such Guarantor Senior Indebtedness.

SECTION 10.02.  LIQUIDATION, DISSOLUTION, BANKRUPTCY.

          Upon any payment or distribution of the assets of an Issuer or any Subsidiary Guarantor to creditors upon a total or partial liquidation or a total or partial dissolution of an Issuer or such Subsidiary Guarantor or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to an Issuer or such Subsidiary Guarantor or their respective properties:

          (a) holders of Senior Indebtedness in the case of the Issuers or holders of Guarantor Senior Indebtedness of such Subsidiary Guarantor in the case of such Subsidiary Guarantor shall be entitled to receive payment in full of all Senior Indebtedness in the case of the Issuers or all such Guarantor Senior Indebtedness in the case of such Subsidiary Guarantor before Holders shall be entitled to receive any payment of principal of or interest on or other amounts with respect to the Securities from the Issuers or such Subsidiary Guarantor, whether directly by the Issuers or pursuant to the Subsidiary Guarantees; and

          (b) until the Senior Indebtedness in the case of the Issuers or such Guarantor Senior Indebtedness in the case of such Subsidiary Guarantor is paid in full, any payment or distribution to which Holders would be entitled but for this Article 10 shall be made to holders of Senior Indebtedness in the case of payments or distributions made by the Issuers or to the holders of such Guarantor Senior Indebtedness in the case of payments or distributions made by such Subsidiary Guarantor, in each case as their respective interests may appear.

SECTION 10.03.  DEFAULT ON SENIOR INDEBTEDNESS OR GUARANTOR SENIOR
INDEBTEDNESS.

          Neither the Issuers nor any Subsidiary Guarantor may pay the principal of, premium (if any), or interest on the Securities or repurchase, redeem or otherwise retire any Securities, whether directly by the Issuers or by such Subsidiary Guarantor under its Subsidiary Guarantee (collectively, "pay the Securities") if (i) any Designated Senior Indebtedness not paid when due or (ii) any other default on Designated Senior Indebtedness occurs and the maturity of such Designated Senior Indebtedness is accelerated in accordance with its terms unless, in either case, (x) the default has been cured or waived and any such acceleration has been rescinded or (y) such Designated Senior Indebtedness has been paid in full in cash; provided, however, that the Issuers or such Subsidiary Guarantor may pay the Securities, whether directly or pursuant to the Subsidiary Guarantee, without regard to the foregoing if the Issuers or such Subsidiary Guarantor and the Trustee receive written notice approving such payment from the Representative of the Designated Senior Indebtedness with respect to which either of the events set forth in clause (i) or (ii) of this sentence has occurred or is continuing.

SECTION 10.04.  WHEN DISTRIBUTION MUST BE PAID OVER.

          If a distribution is made to Holders that because of this Article 10 should not have been made to them, the Holders who receive the distribution shall hold it in trust for holders of Senior Indebtedness and Guarantor Senior Indebtedness and promptly pay it over to them as their respective interests may appear.

SECTION 10.05.  SUBROGATION.

          After all Senior Indebtedness and Guarantor Senior Indebtedness is paid in full in cash and until the Securities are paid in full, Holders shall be subrogated to the rights of holders of Senior Indebtedness and Guarantor Senior Indebtedness to receive distributions applicable to Senior Indebtedness and Guarantor Senior Indebtedness. A distribution made under this Article 10 to holders of Senior Indebtedness or Guarantor Senior Indebtedness which otherwise would have been made to Holders is not, as between the Issuers and Holders, a payment by an Issuer of Senior Indebtedness or, as between a Subsidiary Guarantor and Holders, a payment by such Subsidiary Guarantor of Guarantor Senior Indebtedness.

SECTION 10.06.  RELATIVE RIGHTS.

          This Article 10 defines the relative rights of Holders and holders of Senior Indebtedness and Guarantor Senior Indebtedness. Nothing in this
Article 10 shall:

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          (1)  impair, as between the Issuers or the Subsidiary Guarantors, as the case may be, and Holders, the obligation of the Issuers or the Subsidiary Guarantors, as the case may be, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms; or

          (2) prevent the Trustee or any Holder from exercising its available remedies upon a Default, subject to the rights of holders of Senior Indebtedness and Guarantor Senior Indebtedness to receive distributions otherwise payable to Holders.

SECTION 10.07. SUBORDINATION MAY NOT BE IMPAIRED BY ISSUERS OR THE SUBSIDIARY GUARANTORS.

          No right of any holder of Senior Indebtedness or Guarantor Senior Indebtedness to enforce the subordination of the Indebtedness evidenced by the Securities or the related Subsidiary Guarantee shall be impaired by any act or failure to act by the Issuers or any Subsidiary Guarantor or by the failure of any of them to comply with this Indenture.

SECTION 10.08.  RIGHTS OF TRUSTEE AND PAYING AGENT.

          Notwithstanding Section 10.03, the Trustee or Paying Agent may continue to make payments on the Securities and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, a Responsible Officer of the Trustee receives notice satisfactory to it that payments may not be made under this Article 10. The Issuers, the Registrar or co-registrar, the Paying Agent, a Representative or a holder of Senior Indebtedness or Guarantor Senior Indebtedness may give the notice; provided, however, that, if an issue of Senior Indebtedness or Guarantor Senior Indebtedness has a Representative, only the Representative may give the notice.

          The Trustee in its individual or any other capacity may hold Senior Indebtedness or Guarantor Senior Indebtedness with the same rights it would have if it were not the Trustee. The Registrar and co-registrar and the Paying Agent may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this Article 10 with respect to any Senior Indebtedness or Guarantor Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness or Guarantor Senior Indebtedness; and nothing in Article 7 shall deprive the Trustee of any of its rights as such holder. Nothing in this Article 10 shall apply to claims of, or payments to, the Trustee under or pursuant to
Section 7.07.

SECTION 10.09.  DISTRIBUTION OR NOTICE TO REPRESENTATIVE.

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          Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness or Guarantor Senior Indebtedness, the distribution may be made and the notice given to their Representative (if any).

SECTION 10.10.  ARTICLE 10 NOT TO PREVENT DEFAULT.

          The failure to make a payment in respect of the Securities, whether directly or pursuant to the Subsidiary Guarantees, by reason of any provision in this Article 10 shall not be construed as preventing the occurrence of a Default. Nothing in this Article 10 shall have any effect on the right of the Holders or the Trustee to make a claim for payment under the Subsidiary Guarantees.

SECTION 10.11.  TRUSTEE ENTITLED TO RELY.

          Upon any payment or distribution pursuant to this Article 10, the Trustee and the Holders shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 10.02 are pending, (ii) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Holders or (iii) upon the Representatives for the holders of Senior Indebtedness or Guarantor Senior Indebtedness for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness, Guarantor Senior Indebtedness and other Indebtedness of the Issuers or the Subsidiary Guarantors, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 10. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Senior Indebtedness or Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this
Article 10, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness or Guarantor Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article 10, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Sections
7.01 and 7.02 shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article 10.

SECTION 10.12.  TRUSTEE TO EFFECTUATE SUBORDINATION.

          Each Holder by accepting a Security authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Holders and the holders of Senior Indebtedness and Guarantor Senior Indebtedness as provided in this Article 10 and appoints the Trustee as attorney-in-fact for any and all such purposes.

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SECTION 10.13.  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS AND
SUBSIDIARY GUARANTOR SENIOR INDEBTEDNESS.

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness or Guarantor Senior Indebtedness and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Holders or the Issuers, the Subsidiary Guarantors or any other Person, money or assets to which any holders of Senior Indebtedness or Guarantor Senior Indebtedness shall be entitled by virtue of this Article 10 or otherwise.

SECTION 10.14. RELIANCE BY HOLDERS OF SENIOR INDEBTEDNESS AND GUARANTOR SENIOR INDEBTEDNESS ON SUBORDINATION PROVISIONS.

          Each Holder by accepting a Security acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness or Guarantor Senior Indebtedness, whether such Senior Indebtedness or Guarantor Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness or Guarantor Senior Indebtedness and such holder of Senior Indebtedness or Guarantor Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness or Guarantor Senior Indebtedness.

                                   ARTICLE 11

                       SUBSIDIARY GUARANTEE OF SECURITIES

SECTION 11.01.  SUBSIDIARY GUARANTEE

          (a) Each Subsidiary Guarantor hereby jointly and severally irrevocably and unconditionally guarantees, as a primary obligor and not a surety, to each Securityholder of a Security now or hereafter authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the Obligations of the Issuers hereunder or thereunder, (i) the due and punctual payment of the principal, premium, if any, interest (including post-petition interest in any proceeding under any Bankruptcy Code whether or not an allowed claim in such proceeding) on overdue principal, premium, if any, and interest, if lawful on such Security, and (ii) all other monetary Obligations payable by the Issuers under this Indenture (including under Section 7.07 hereof) and the Securities (all of the foregoing being hereinafter collectively called the "Guaranteed Obligations"), when and as the same shall become due and payable, whether by acceleration thereof, call for redemption or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy
Code), in accordance with the terms of any such Security and of this Indenture, subject, however, in the case of (i)

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and (ii) above, to the limitations set forth in Section 11.04 hereof.  Each
Subsidiary Guarantor hereby agrees that its Obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any failure to enforce the provisions of any such Security or this Indenture, any waiver, modification or indulgence granted to the Issuers with respect thereto, the recovery of any judgment against an Issuer, any action to enforce the same, by the Securityholders or the Trustee, the recovery of any judgment against the Issuer, any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. Each Subsidiary Guarantor hereby waives diligence, presentment, filing of claims with a court in the event of a merger or bankruptcy of an Issuer, any right to require a proceeding first against the Issuers, the benefit of discussion, protest or notice with respect to any such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guarantee shall not be discharged as to any such Security except by payment in full of the principal thereof, premium, if any, and all accrued interest thereon.

          (b) Each Subsidiary Guarantor further agrees that this Subsidiary Guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Securityholder or the Trustee to any Security held for payment of the Guaranteed Obligations.

          (c) Each Subsidiary Guarantor agrees that it shall not be entitled to, and hereby irrevocably waives, any right of subrogation in relation to the Securityholders or the Trustee in respect of any Guaranteed Obligations.

          (d) Each Subsidiary Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Securityholder in enforcing any rights under this Article 11.

          (e) The Subsidiary Guarantee set forth in this Article 11 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by or on behalf of the Trustee.

SECTION 11.02.  EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEE.

          (a) To evidence each Subsidiary Guarantor's Subsidiary Guarantee set forth in this Article 11, each Subsidiary Guarantor hereby agrees that a notation of such Subsidiary Guarantee shall be placed on each Security authenticated and delivered by the Trustee.

          (b) This Indenture shall be executed on behalf of each Subsidiary Guarantor, and an Officer of each Subsidiary Guarantor shall sign the notation of the Subsidiary Guarantee on the Securities by manual or facsimile signature. If an Officer whose signature is on this Indenture or the notation of the Subsidiary Guarantee no longer holds that office at the time the

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Trustee authenticates the Security on which the Subsidiary Guarantee is endorsed, the Subsidiary Guarantee shall be valid nevertheless. Each Subsidiary Guarantor hereby agrees that the Subsidiary Guarantee set forth in
Section 11.01 hereof shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of the Subsidiary Guarantee.

          (c) The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee set forth in this Indenture on behalf of each Subsidiary Guarantor.

SECTION 11.03.  SUBSIDIARY GUARANTEE UNCONDITIONAL, ETC.

          Upon failure of payment when due of any Guaranteed Obligation for whatever reason, each Subsidiary Guarantor will be obligated to pay the same immediately. Each Subsidiary Guarantor hereby agrees that its obligations hereunder shall be continuing, absolute and unconditional, irrespective of: the recovery of any judgment against an Issuer or any Subsidiary Guarantor; any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of an Issuer under this Indenture or any Security, by operation of law or otherwise; any modification or amendment of or supplement to this Indenture or any Security; any change in the corporate existence, structure or ownership of an Issuer, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting an Issuer or its assets or any resulting release or discharge of any obligation of an Issuer contained in this Indenture or any Security; the existence of any claim, set-off or other rights which any Subsidiary Guarantor may have at any time against an Issuer, the Trustee, any Securityholder or any other Person, whether in connection herewith or any unrelated transactions; provided, however, that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; any invalidity or unenforceability relating to or against an Issuer for any reason of this Indenture or any Security, or any provision of applicable law or regulation purporting to prohibit the payment by an Issuer of the principal, premium, if any, or interest on any Security or any other Guaranteed Obligation; or any other act or omission to act or delay of any kind by an Issuer, the Trustee, any Securityholder or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Subsidiary Guarantors' obligations hereunder.
Each Subsidiary Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuers, protest, notice and all demand whatsoever and covenants that this Subsidiary Guarantee will not be discharged except by the complete performance of the obligations contained in the Securities, this Indenture and in this Article 11. Each Subsidiary Guarantor's obligations hereunder shall remain in full force and effect until this Indenture shall have terminated and the principal of and interest on the Securities and all other Guaranteed Obligations shall have been paid in full. If at any time any payment of the principal of or interest on any Security or any other payment in respect of any Guaranteed Obligation is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of an Issuer or otherwise, each Subsidiary Guarantor's obligations hereunder with

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respect to such payment shall be reinstated as though such payment had been due but not made at such time, and this Article 11, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Subsidiary Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against the Issuers with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Issuers in respect thereof.

SECTION 11.04. LIMITATION OF SUBSIDIARY GUARANTOR'S LIABILITY.

          Each Subsidiary Guarantor and by its acceptance hereof each Securityholder hereby confirms that it is the intention of all such parties that the guarantee by such Subsidiary Guarantor pursuant to its Subsidiary Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, Federal and state fraudulent conveyance laws or other legal principles. To effectuate the foregoing intention, the Securityholders and each Guarantor hereby irrevocably agree that the obligations of such Subsidiary Guarantor under the Subsidiary Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Subsidiary Guarantee or pursuant to Section 11.05 hereof, result in the obligations of such Subsidiary Guarantor under the Subsidiary Guarantee not constituting such fraudulent transfer or conveyance under federal or state law.

SECTION 11.05.  CONTRIBUTION.

          In order to provide for just and equitable contribution among the Subsidiary Guarantors, the Subsidiary Guarantors agree, inter se, that in the event any payment or distribution is made by any Subsidiary Guarantor (a "Funding Guarantor") under the Subsidiary Guarantee, such Funding Guarantor shall be entitled to a contribution from all other Subsidiary Guarantors in a pro rata amount based on the Adjusted Net Assets of each Subsidiary Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Issuer's obligations with respect to the Securities or any other Subsidiary Guarantor's obligations with respect to the Subsidiary Guarantee.

SECTION 11.06.  RELEASE.

          Upon the sale or disposition of all of the equity interests of a Subsidiary Guarantor to an entity which is not an Issuer or a Subsidiary of an Issuer, which is otherwise in compliance with this Indenture, such Subsidiary Guarantor shall be deemed released from all its obligations under this Indenture without any further action required on the part of the Trustee or any Securityholder; provided, however, that any such termination shall occur if and only to the extent that all Obligations of each Subsidiary Guarantor under all of its guarantees of, and under all of its pledges of assets or other security interests which secure any other

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Indebtedness of an Issuer and the other Subsidiary Guarantors shall also terminate upon such release, sale or transfer. The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a request by the Issuers accompanied by an Officers' Certificate certifying as to the compliance with this Section 11.06. Any Subsidiary Guarantor not so released remains liable for the full amount of principal, premium, if any, and interest on the Securities as provided in this Article 11.

SECTION 11.07.  ADDITIONAL SUBSIDIARY GUARANTORS.

          Any Person that was not a Subsidiary Guarantor on the date of this Indenture may become a Subsidiary Guarantor by executing and delivering to the Trustee (a) a supplemental indenture in form and substance satisfactory to the Trustee, which subjects such Person to the provisions (including, without limitation, the representations and warranties in this Article 11) of this Indenture as a Subsidiary Guarantor and (b) an Opinion of Counsel complying with Section 9.06 and to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid, binding and enforceable obligation of such Person (subject to such customary exceptions concerning creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion). The Subsidiary Guarantee of each Person described in this Section 11.07 shall apply to all Securities theretofore executed and delivered, notwithstanding any failure of such Securities to contain a notation of such Subsidiary Guarantee thereon.

SECTION 11.08.   SUBSIDIARY GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN
TERMS.

          (a) Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Subsidiary Guarantor with or into an Issuer or another Subsidiary Guarantor that is a Wholly-Owned Subsidiary of an Issuer or shall prevent any sale or conveyance of the property of a Subsidiary Guarantor as an entirety or substantially as an entirety, to an Issuer or another Subsidiary Guarantor that is a Wholly-Owned Subsidiary of an Issuer. Upon any such consolidation, merger, sale or conveyance, the Subsidiary Guarantee given by such Subsidiary Guarantor shall no longer have any force or effect.

          (b) Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Subsidiary Guarantor with or into a corporation or corporations other than an Issuer or another Subsidiary Guarantor (whether or not affiliated with the Subsidiary Guarantor), or successive consolidations or mergers in which a Subsidiary Guarantor or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of a Subsidiary Guarantor as an entirety or substantially as an entirety, to a corporation other than an Issuer or another Subsidiary Guarantor (whether or not affiliated with the Subsidiary Guarantor); provided, however, that, subject to Sections 11.06 and 11.08(a), (x) (i) immediately after such transaction, and giving effect thereto, no Default shall

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have occurred as a result of such transaction and be continuing and (ii) such transaction does not violate any covenants set forth in this Indenture, and
(y) if the surviving corporation is not the Subsidiary Guarantor, each Subsidiary Guarantor hereby covenants and agrees that, upon any such consolidation, merger, sale or conveyance, the Subsidiary Guarantee set forth in this Article 11, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by such Subsidiary Guarantor, shall be expressly assumed (in the event that the Subsidiary Guarantor is not the surviving corporation in the merger), by supplemental indenture satisfactory in form to the Trustee of the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Subsidiary Guarantor, such successor corporation shall succeed to, and be substituted for, the Subsidiary Guarantor with the same effect as if it had been named herein as a Subsidiary Guarantor.

SECTION 11.09.  SUCCESSORS AND ASSIGNS.

          This Article 11 shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Securityholders and, in the event of any transfer or assignment of rights by any Securityholder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

SECTION 11.10.  WAIVER OF STAY, EXTENSION OR USURY LAWS.

          Each Subsidiary Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive each such Subsidiary Guarantor from performing its Subsidiary Guarantee as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) each such Subsidiary Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 12

                                 MISCELLANEOUS

SECTION 12.01.  TRUST INDENTURE ACT CONTROLS.

          If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control. Until such time as this Indenture becomes qualified under the TIA, the Issuers, the Subsidiary Guarantors and the Trustee shall be deemed subject to and governed by the TIA as if this Indenture were so qualified on the date hereof.

SECTION 12.02.  NOTICES.

          (a) Any notice or communication by the Issuers, any Subsidiary Guarantor or the Trustee to the other is duly given if in writing and delivered in person or mailed by first class mail (registered or certified, return receipt requested), confirmed facsimile transmission or overnight air courier guaranteeing next day delivery, to the other's address:

          If to the Issuers or any of the Subsidiary Guarantors:

          Brill Media Company, LLC
          420 N.W. Fifth Street, Suite 3-B
          P.O. Box 3353
          Evansville, Indiana  47708
          Attention:  Alan R. Brill

          If to the Trustee:

          United States Trust Company of New York
          114 West 47th Street
          New York, NY  10036
          Attention:  Corporate Trust Administration
          Facsimile Number: (212) 852-1625

          (b) The Issuers or the Trustee, by notice to the other, may designate additional or different addresses for subsequent notices or communications.

          (c) All notices and communications (other than those sent to Securityholders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if by facsimile transmission; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

          (d) Any notice or communication to a Securityholder shall be mailed by first class mail, postage prepaid, to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA Section 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

          (e) If a notice or communication is mailed to any Person in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

          (f) If the Issuers mail a notice or communication to Securityholders, they shall mail a copy to the Trustee and each Agent at the same time.

SECTION 12.03.  COMMUNICATION BY SECURITYHOLDERS WITH OTHER SECURITYHOLDERS.

          Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Issuers, the Subsidiary Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

SECTION 12.04.  CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

          Upon any request or application by the Issuers and/or any of the Subsidiary Guarantors to the Trustee to take any action under this Indenture, the Issuers and/or any of the Subsidiary Guarantors, as the case may be, shall furnish to the Trustee:

          (i) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied (except with regard to an authentication order pursuant to Section 2.02(c) hereof, which shall require a certificate of two Officers); and

          (ii) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

SECTION 12.05.  STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall include:

          (i) a statement that the person making such certificate or opinion has read such covenant or condition;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

          (iv) a statement as to whether or not, in the opinion of such person, such condition or covenant has been satisfied.

SECTION 12.06.  RULES BY TRUSTEE AND AGENTS.

          The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 12.07.  LEGAL HOLIDAYS.

          A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in New York City, or at a place of payment are authorized or obligated by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

SECTION 12.08.  NO RECOURSE AGAINST OTHERS.

          No past, present or future director, officer, employee, agent, manager, stockholder or partner of an Issuer or its predecessors shall have any liability for any Obligations of an Issuer under the Securities or this Indenture or for any claim based on, in respect of, or by reason of such Obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. This waiver and release are part of the consideration for issuance of the Securities.

SECTION 12.09.  DUPLICATE ORIGINALS.

          The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

SECTION 12.10.  GOVERNING LAW.

          This Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

SECTION 12.11.  NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

          This Indenture may not be used to interpret another indenture, loan or debt agreement of any of the Subsidiary Guarantors, an Issuer or their respective Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 12.12.  SUCCESSORS.

          All agreements of the Issuers and the Subsidiary Guarantors in this Indenture and the Securities shall bind their successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 12.13.  SEVERABILITY.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 12.14.  COUNTERPART ORIGINALS.

          This Indenture may be executed in any number of counterparts, each of which so executed shall be an original, but all of them together represent the same agreement.

SECTION 12.15. TABLE OF CONTENTS, HEADINGS, ETC.

          The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

                                  SIGNATURES

                                  BRILL MEDIA COMPANY, LLC, a
                                  Virginia Limited Liability Company

                                  By:  BRILL MEDIA MANAGEMENT, INC.,
                                       a Virginia Corporation, its
                                       Manager


                                  By_______________________
                                    Name: Alan R. Brill
                                    Title: President


                                  BRILL MEDIA MANAGEMENT, INC., a
                                  Virginia Corporation


                                  By_______________________
                                    Name: Alan R. Brill
                                    Title: President

                                  BMC HOLDINGS, LLC, a Virginia Limited
                                  Liability Company

                                  BY:  BRILL MEDIA COMPANY, LLC,
                                       its Manager

                                  BY: BRILL MEDIA MANAGEMENT,
                                  INC., its Manager

                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: President


                                  READING RADIO, INC., a Virginia
                                  Corporation

                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: Vice President


                                  TRI-STATE BROADCASTING, INC.,a
                                  Virginia Corporation


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: Vice President


                                  NORTHERN COLORADO RADIO,
                                  INC., a Virginia Corporation


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: Vice President

                                  NCR II, INC., a Virginia Corporation


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: Vice President


                                  CENTRAL MISSOURI
                                  BROADCASTING, INC., a Virginia
                                  Corporation


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: Vice President


                                  CMB II, INC.


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: Vice President

                                  NORTHLAND BROADCASTING, LLC, a
                                  Virginia Limited Liability Company

                                  By: NORTHLAND HOLDINGS, LLC, a
                                  Virginia Limited Liability Company, its
                                  Manager

                                  By: BMC HOLDINGS, LLC,
                                      a Virginia Limited Liability
                                      Company, its Manager

                                  By: BRILL MEDIA COMPANY, LLC
                                      a Virginia Limited Liability
                                      Company, its Manager

                                  By: BRILL MEDIA MANAGEMENT,
                                      INC., a Virginia Corporation its
                                      Manager


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: President


                                  NB II, INC., a Virginia Corporation


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: Vice President


                                  CENTRAL MICHIGAN NEWSPAPERS,
                                  INC., a Virginia Corporation


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: Vice President

                                  CADILLAC NEWSPAPERS, INC., a
                                  Virginia Corporation


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: Vice President


                                  CMN ASSOCIATED PUBLICATIONS,
                                  INC. a Virginia Corporation


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: Vice President


                                  CENTRAL MICHIGAN DISTRIBUTION
                                  CO., L.P.

                                  By: CENTRAL MICHIGAN
                                  DISTRIBUTION CO., INC. its General
                                  Partner


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: Vice President


                                  CENTRAL MICHIGAN DISTRIBUTION
                                  CO., INC., a Virginia Corporation


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: Vice President

                                  GLADWIN NEWSPAPERS, INC., a
                                  Virginia Corporation


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: Vice President


                                  GRAPH ADS PRINTING, INC., a
                                  Virginia Corporation


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: Vice President


                                  MIDLAND BUYER'S GUIDE, INC., a
                                  Virginia Corporation


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: Vice President


                                  ST. JOHNS NEWSPAPERS, INC., a
                                  Virginia Corporation


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: Vice President

                                  HURON P.S. LLC, a Virginia Limited
                                  Liability Company

                                  By:  HURON HOLDINGS, LLC, a Virginia
                                       Limited Liability Company, its
                                       Manager

                                  By:  HOLDINGS, LLC, a Virginia
                                       Limited Liability Company, its
                                       Manager

                                  By:  BRILL MEDIA COMPANY, LLC, its
                                       Manager


                                  By:  BRILL MEDIA MANAGEMENT,
                                       INC., a Virginia Corporation, its
                                       Manager


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: President

                                  HURON NEWSPAPERS, LLC, a Virginia
                                  Limited Liability Company

                                  By:  BMC HOLDINGS, LLC, a Virginia
                                       Limited Liability Company, its
                                       Manager

                                  By:  BRILL MEDIA COMPANY, LLC, a
                                       Virginia Limited Liability Company, its
                                       Manager

                                  By:  BRILL MEDIA MANAGEMENT,
                                       INC., a Virginia Corporation, its
                                       Manager


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: President


                                  HURON HOLDINGS, LLC, a Virginia
                                  Limited Liability Company

                                  By:  BMC HOLDINGS, LLC, a Virginia
                                       Limited Liability Company, its
                                       Manager

                                  By:  BRILL MEDIA COMPANY, LLC, a
                                       Virginia Limited Liability Company, its
                                       Manager

                                  By:  BRILL MEDIA MANAGEMENT,
                                       INC., a Virginia Corporation, its
                                       Manager


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: President

                                  NORTHERN COLORADO HOLDINGS,
                                  LLC

                                  By:  BMC HOLDINGS, LLC, a Virginia
                                       Limited Liability Company, its
                                       Manager

                                  By:  BRILL MEDIA COMPANY, LLC, a
                                       Virginia Limited Liability Company, its
                                       Manager

                                  By:  BRILL MEDIA MANAGEMENT, INC. a
                                       Virginia Corporation, its Manager


                                  By:______________________
                                     Alan R. Brill, President


                                  NCR III, LLC, a Virginia Limited Liability
                                  Company

                                  By:  NCH II, LLC, a Virginia Limited
                                       Liability Company, its Manager

                                  By:  BMC Holdings, LLC, a Virginia Limited
                                       Liability Company, its Manager

                                  By:  Brill Media Company, LLC, a Virginia
                                       Limited Liability Company, its Manager

                                  By: Brill Media Management, Inc., a Virginia Corporation


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: President

                                  NCH II, LLC, a Virginia Limited Liability
                                  Company

                                  By:  BMC Holdings, LLC, a Virginia Limited
                                       Liability Company, its Manager

                                  By:  BRILL MEDIA COMPANY, LLC, a
                                       Virginia Limited Liability Company, its
                                       Manager

                                  By:  BRILL MEDIA MANAGEMENT, INC., a
                                       Virginia Corporation, its Manager


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: President


                                  NORTHLAND HOLDINGS, LLC, a Virginia
                                  Limited Liability Company

                                  By:  BMC Holdings, LLC, a Virginia Limited
                                       Liability Company, its Manager

                                  By:  BRILL MEDIA COMPANY, LLC, a
                                       Virginia Limited Liability Company, its
                                       Manager

                                  By:  BRILL MEDIA MANAGEMENT, INC., a
                                       Virginia Corporation, its Manager


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: President

                                  CMN HOLDING, INC., a Virginia Corporation


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: President


                                  BRILL RADIO INC., a Virginia Corporation


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: President


                                  BRILL NEWSPAPERS, INC., a Virginia
                                  Corporation


                                  By:______________________
                                     Name: Alan R. Brill
                                     Title: President


                                  UNITED STATES TRUST COMPANY OF
                                  NEW YORK, as Trustee


                                  By:______________________
                                     Name:
                                     Title:

                                                SCHEDULE 1


                     SUBSIDIARY GUARANTORS

   1.     BMC Holdings, LLC
   2.     Reading Radio, Inc.
   3.     Tri-State Broadcasting, Inc.
   4.     Northern Colorado Radio, Inc.
   5.     NCR II, Inc.
   6.     Central Missouri Broadcasting, Inc.
   7.     CMB II, Inc.
   8.     Northland Broadcasting, LLC
   9.     NB II, Inc.
   10.    Central Michigan Newspapers, Inc.
   11.    Cadillac Newspapers, Inc.
   12.    CMN Associated Publications, Inc.
   13.    Central Michigan Distribution Co., L.P.
   14.    Central Michigan Distribution Co., INC.
   15.    Gladwin Newspapers, Inc.
   16.    Graph Ads Printing, Inc.
   17.    Midland Buyer's Guide, Inc.
   18.    St. Johns Newspapers, Inc.
   19.    Huron Holdings, LLC
   20.    Northern Colorado Holdings, LLC
   21.    NCR III, LLC
   22.    NCH II, LLC
   23.    Northland Holdings, LLC
   24.    CMN Holding, Inc.
   25.    Brill Radio Inc.
   26.    Brill Newspapers, Inc.
   27.    Huron P.S., LLC
   28.    Huron Newspapers, LLC

                                                 EXHIBIT A



        [THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1),
        (2), (3) or (7) OF REGULATION D UNDER THE SECURITIES
        ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT WITH RESPECT TO SUCH TRANSFER, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO AN ISSUER OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUERS HEREOF THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN

                                                 EXHIBIT A
                                                    Page 2


        COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS
        NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT AN INITIAL INVESTOR PURCHASING AS DESCRIBED IN CLAUSE (1)(B) ABOVE FROM THE INITIAL PURCHASER OF THIS NOTE SHALL NOT BE PERMITTED TO TRANSFER THIS NOTE TO AN INSTITUTIONAL ACCREDITED INVESTOR. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE.
        IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR PURCHASING PURSUANT TO CLAUSE
        (2)(C) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUERS HEREOF SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS ANY OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "UNITED STATES PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS

                                                 EXHIBIT A
                                                    Page 3

        NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.](*)

        [UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY ANY SUCH NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.](**)

        [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED

-------------------------
*   To be included in a Restricted Security only.

**  To be included in the Global Appreciation Note only.

                                                 EXHIBIT A
                                                    Page 4

        OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.](***)

        THIS SECURITY WILL BE CONSIDERED TO HAVE BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR PURPOSES OF SECTIONS 1271 ET. SEQ. OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE ISSUE DATE OF THIS SECURITY IS DECEMBER 30, 1997. FOR INFORMATION REGARDING THE ISSUE PRICE, AMOUNT OF OID PER $1,000 OF PRINCIPAL AMOUNT AND YIELD TO MATURITY FOR PURPOSES OF THE OID RULES, PLEASE CONTACT THE CHIEF FINANCIAL OFFICER OF BRILL MEDIA MANAGEMENT, INC. AT 812-423-6200 OR AT THE ADDRESS SET FORTH ON THE REVERSE OF THIS SECURITY.

-------------------------
**  To be included in the Global Appreciation Note only.

                                                 EXHIBIT A
                                                    Page 5

                                               CUSIP No:

                      (Front of Security)

   No. 1                                               $___________
                                      Specified Percentage:  _____%


                   BRILL MEDIA COMPANY, LLC
                 BRILL MEDIA MANAGEMENT, INC.
             Appreciation Notes due 2007, Series A

   BRILL MEDIA COMPANY, LLC, a Virginia limited liability company ("BMC"), and BRILL MEDIA MANAGEMENT, INC. ("Media"), a Virginia corporation, jointly and severally, promise to pay to ______________________________________, or its registered assigns, on December 15, 2007 the sum of (i) ________________ (the "Principal Amount") and (ii) the amount by which the Specified Percentage set forth above (the "Specified Percentage") of the Value of BMC on such date exceeds the Principal Amount.

   Additional provisions of this Security are set forth on the other side of this Security.

                              Dated:

                              BRILL MEDIA COMPANY, LLC, a
                              Virginia Liability Company

                              By: BRILL MEDIA MANAGEMENT, INC.,
                                  a Virginia Corporation, its
                                  Manager


                              By: _____________________________
                                  Name:  Alan R. Brill
                                  Title:  President

                              By: _____________________________


                              BRILL MEDIA MANAGEMENT, INC., a
                               Virginia Corporation


                              By: _____________________________
                                  Name:  Alan R. Brill
                                  Title:  President

                              By: _____________________________

                                                 EXHIBIT A
                                                    Page 6


   TRUSTEE'S CERTIFICATE
   OF AUTHENTICATION


   This is one of the Securities referred
   to in the within-mentioned Indenture

   UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee

   By:_________________________________
      Authorized Officer

                                                 EXHIBIT A
                                                    Page 7



                     (Reverse of Security)

             APPRECIATION NOTE DUE 2007, Series A

          Capitalized terms used herein have the meanings assigned to them in the Indenture (as defined below) unless otherwise indicated.

          1. Payment Obligations. Brill Media Company, LLC, a Virginia limited liability company ("BMC"), and Brill Media Management, Inc., a Virginia corporation (together with BMC, the "Issuers"), jointly and severally, promise to pay principal of, and interest and premium, if any, on this Security in the amounts and in the manner specified below.

          2.   Terms of Securities.

          The Securities will mature on December 15, 2007 (the "Maturity Date"). Each Security will entitle the Holder thereof to receive on the Maturity Date a cash payment of principal and interest in the amount equal to (i) the Principal Amount plus
   (ii) the amount by which the Specified Percentage of the Value of BMC on the Maturity Date exceeds the Principal Amount.

          3. Additional Interest. The rate of interest payable on this Security shall be subject to the assessment of interest (the "Additional Interest") as follows:

          (i) if the Exchange Offer Registration Statement (as defined below) or Shelf Registration Statement (as defined below) is not filed within 60 days following the Issue Date (the "Filing Date"), Additional Interest shall accrue on the Principal Amount at a rate of 0.50% per annum for the first 60 days commencing on the 61st day after the Filing Date, such Additional Interest rate increasing by an additional 0.50% per annum at the beginning of each subsequent 30-day period;

          (ii) if the Exchange Offer Registration Statement or
   Shelf Registration Statement is not declared effective within 150 days following the Filing Date, Additional Interest shall accrue on the Principal Amount at a rate of 0.50% per annum for the first 120 days commencing on the 151st day after the Filing Date, such Additional Interest rate increasing by an additional 0.50% per annum at the beginning of each subsequent 30-day period; or

          (iii) if (A) the Issuers and the Subsidiary Guarantors have not exchanged all Securities validly tendered in accordance with the terms of the Exchange Offer on or prior to 180 days after the Filing Date or (B) the Exchange Offer Registration Statement ceases to be effective at any time prior to the time that the Exchange Offer is consummated or (C) if applicable, the Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective at any time prior to the second anniversary of the Issue Date (unless all the Securities have been sold thereunder), then Additional Interest shall accrue on the Principal Amount at a rate of 0.50% per annum for the first 30 days

                                                 EXHIBIT A
                                                    Page 8


   commencing on (x) the 181st day after the Filing Date with respect to the Securities validly tendered and not exchanged by the Issuers, in the case of (A) above, or (y) the day the Exchange Offer Registration Statement ceases to be effective or usable for its intended purpose in the case of
   (B) above, or (z) the day such Shelf Registration Statement ceases to be effective in the case of (C) above, such Additional Interest rate increasing by an additional 0.50% per annum at the beginning of each subsequent 30-day period; provided, however, that the Additional Interest rate on the Securities may not exceed in the aggregate 1.5% per annum; and provided further, that (1) upon the filing of the Exchange Offer Registration Statement or Shelf Registration Statement (in the case of clause (i) above), (2) upon the effectiveness of the Exchange Offer Registration Statement or Shelf Registration Statement (in the case of
   (ii) above), or (3) upon the exchange of Exchange Securities for all Securities tendered (in the case of clause (iii)(A) above), or upon the effectiveness of the Exchange Offer Registration Statement which had ceased to remain effective (in the case of clause (iii)(B) above), or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause (iii)(C) above), Additional Interest on the Securities as a result of such clause or the relevant subclause thereof, as the case may be, shall cease to accrue.

          Accrued Additional Interest shall be due and payable on each June 15 and December 15.

          "Appreciation Notes Registration Rights Agreement" means the registration rights agreement pertaining to the Securities dated as of December 30, 1997 among the Issuers, the Subsidiary Guarantors and the Initial Purchasers.

          "Exchange Offer" shall mean the exchange offer by the Issuers of Initial Securities for Exchange Securities pursuant to
   Section 2(a) of the Appreciation Notes Registration Rights
   Agreement.

          "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Offering Memorandum or prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Shelf Registration Statement" shall mean a "shelf" registration statement of the Issuers and the Subsidiary Guarantors pursuant to the provisions of the Appreciation Notes Registration Rights Agreement which covers all of the Initial Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Offering Memorandum contained therein, all exhibits thereto and all material incorporated by reference therein.

          4. Method of Payment. The Issuers shall pay amounts due on the Securities to the Persons who are registered Holders of Securities at the close of business on the date on

                                                 EXHIBIT A
                                                    Page 9

   which payment is due. Securityholders must surrender Securities to a Paying Agent to collect principal payments. The Issuers shall pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender").
   However, the Issuers may pay principal, premium, if any, and interest by its check payable in such U.S. Legal Tender. The
   Issuers may deliver any such payment to the Paying Agent or to a Securityholder at the Securityholder's registered address.

          5. Paying Agent and Registrar. Initially, the Trustee will act as Paying Agent and Registrar. The Issuers may change any Paying Agent, Registrar or co-registrar without prior notice to any Securityholder. The Issuers or any Subsidiary Guarantor may act in any such capacity.

          6. Indenture. The Issuers issued the Securities under an Indenture, dated as of December 30, 1997 (the "Indenture"), among the Issuers, the Subsidiary Guarantors and the Trustee.
   The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the TIA as in effect on the date the Indenture is qualified, except as the Indenture otherwise provides. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Securities. As and to the extent set forth in the Indenture, the Securities are subordinated in right of payment to the payment of all payments due and payable on all existing and future Senior Indebtedness.

          7. Optional Redemption. The Securities will not be redeemable at the option of the Issuers prior to June 15, 1999. Thereafter, if an Initial Public Offering has not occurred on or before a date set forth below, the Securities will be redeemable, at the Issuers' option, in whole but not in part, on such date upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each holder's registered address, at a redemption price for each Security equal to the Pro Rata Percentage of each such Security of the amount set forth below opposite such redemption date (which amount, in each case, represents payment in full of all principal and interest on the Securities):

               Date                                      Amount
               ------------                           --------------
               June 15, 1999                          $ 3.0 million
               June 15, 2000                          $ 8.3 million
               June 15, 2001                          $12.8 million
               June 15, 2002                          $18.0 million
               June 15, 2003                          $24.0 million
               June 15, 2004                          $31.0 million
               June 15, 2005                          $39.0 million
               June 15, 2006                          $48.0 million
               June 15, 2007                          $58.0 million

                                                 EXHIBIT A
                                                   Page 10

          8. Mandatory Redemption at the Option of the Securityholders upon the Occurrence of Certain Events. Upon the occurrence of an Initial Public Offering, a Sale of the Company or the liquidation of either Issuer, each Holder will have the right to require the Issuers to redeem all or any part of such Holder's Securities at the relevant Specified Event Purchase Price (which amount, in each case, represents payment in full of all principal and interest on the Securities).

          9. Mandatory Redemption at the Option of the Securityholders on Specified Dates. If an Initial Public Offering has not occurred on or before a date set forth below, the Securityholders may require the Issuers to redeem their Securities, in whole or in part, within 90 days of such date at a redemption price for each Security equal to the Pro Rata Percentage of such Security of the amount set forth below opposite such date (which amount, in each case, represents payment in full of all principal and interest thereon):

               Date                                Amount
               June 30, 2003                     $24.0 million
               June 30, 2004                     $20.0 million
               June 30, 2005                     $13.0 million

          A Securityholder may exercise its rights to require the redemption of the Securities held by such Holder by mailing a notice to the Trustee on or before a date as set forth above stating that such Holder is demanding that the Issuers redeem the Securities and the portion of the Securities to be redeemed.
   Upon receipt of such notice the Issuers shall redeem the Securities for which such notice has been received by no later than the 90th day following the relevant date.

          10. Notice of Optional Redemption by the Issuers.
   Notice of optional redemption shall be mailed at least 30 but not more than 60 days before the redemption date to each Holder whose Securities are to be redeemed at its registered address pursuant to an optional redemption by the Issuers. Securities may only be redeemed in full.

          11. Notice of Mandatory Redemption upon Specified
   Events. Within 30 days following the occurrence of any Specified Event, unless the Issuers have mailed a redemption notice with respect to all the outstanding Securities, the Issuers shall mail a notice to each Holder with a copy to the Trustee stating:

          (i) that a Specified Event has occurred and that such Securityholder has the right to require the Issuers to redeem such Securityholder's Securities at a purchase price in cash equal to the Specified Event Purchase Price (stating the Specified Event Purchase Price for each $28.571428 principal amount of the Securities);

          (ii) the redemption date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed);

          (iii) the name and address of the Paying Agent; and

                                                 EXHIBIT A
                                                   Page 11


          (iv) the procedures determined by the Issuers, consistent with this Indenture, that a Securityholder must follow in order to have its Securities redeemed.

          Securityholders electing to have a Security redeemed will be required to surrender the Security, with the form entitled "Option of Securityholder to Elect Redemption" on the reverse of the Security completed, to the Issuers at the address specified in the notice at least 10 Business Days prior to the redemption date. Securityholders will be entitled to withdraw their election if the Trustee or the Issuers receive not later than three Business Days prior to the redemption date, a telegram, telex, facsimile transmission or letter setting forth the name of the Securityholder, the principal amount of the Security which was delivered for redemption by the Securityholder and a statement that such Securityholder is withdrawing his election to have such Security redeemed.

          12. Subordination. To the extent provided in the Indenture, the Securities are subordinated to Senior Indebtedness as defined in the Indenture. The Issuers agree, and each Holder by accepting a Security agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give them effect and appoints the Trustee as attorney-in-fact for such purpose.

          The Issuers may not pay the Securities and may not otherwise purchase, redeem or otherwise retire any Security (collectively, "pay the Securities") if (i) any Designated Senior Indebtedness is not paid when due or (ii) any other default on Designated Senior Indebtedness occurs and the maturity of such Designated Senior Indebtedness is accelerated in accordance with its terms unless, in either case, the default has been cured or waived and any such acceleration has been rescinded or such Designated Senior Indebtedness has been paid in full in cash. However, the Issuers may pay the Securities without regard to the foregoing if the Issuers and the Trustee receive written notice approving such payment from the Representative of the Designated Senior Indebtedness with respect to which either of the events set forth in clause (i) or (ii) of the immediately preceding sentence has occurred and is continuing.

                                                 EXHIBIT A
                                                   Page 12


          13. Registration Rights. Pursuant to the Appreciation Note Registration Rights Agreement, and subject to certain terms and conditions stated therein, the Issuers will be obligated to consummate an Exchange Offer pursuant to which the Holders of the Initial Securities shall have the right to exchange Initial Securities for Exchange Securities, which have been registered under the Securities Act, in like principal amount and having terms identical in all material respect to the Initial Securities.

          14. Transfer, Exchange. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Securityholder among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Security or portion of a Security selected for redemption.

          15. Persons Deemed Owners. Prior to due presentment to the Trustee for registration of the transfer of this Security, the Trustee, any Agent and the Issuers shall treat the Person in whose name this Security is registered as its absolute owner for the purpose of receiving payment of principal of, premium, if any, and interest on this Security and for all other purposes whatsoever, whether or not this Security is overdue, and neither the Trustee, any Agent nor the Issuers shall be affected by notice to the contrary. The registered Securityholder shall be treated as its owner for all purposes.

          16. Amendments and Waivers. Subject to certain exceptions provided in the Indenture, the Indenture or the Securities may be amended with the consent of the Holders of a majority in principal amount of the then outstanding Securities, and any existing Default or Event of Default (except a payment default may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Securities. Without the consent of any Securityholder, the Indenture or the Securities may be amended to, among other things, cure any ambiguity, defect or inconsistency, to comply with the requirements of the Commission in order to effect or maintain qualification of the Indenture under the TIA or to make any change that does not adversely affect the rights of any Securityholder.

          17. Trustee Dealings with the Issuers. The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuers, the Subsidiary Guarantors or any Affiliate of the Issuers or the Subsidiary Guarantors, and may otherwise deal with the Issuers, the Subsidiary Guarantors and their respective Affiliates as if it were not Trustee.

          18. Restrictive Covenants. The Indenture imposes certain limitations on the ability of the Issuers and their Restricted Subsidiaries to, among other things, merge or consolidate with any other Person or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets. Such limitations are subject to a number of important qualifications and exceptions provided for in the Indenture. The Issuers and each Subsidiary Guarantor must annually report to the Trustee on compliance with such limitations.

                                                 EXHIBIT A
                                                   Page 13


          19. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

          20. Subsidiary Guarantee. Each Subsidiary Guarantor has jointly and severally irrevocably and unconditionally guaranteed the payment of principal, premium, if any, and interest (including interest on overdue principal and overdue interest, if lawful) on the Securities; provided, however, each Subsidiary Guarantor that makes a payment or distribution under a Subsidiary Guarantee shall be entitled to a contribution from each other Subsidiary Guarantor in a pro rata amount based on the Adjusted Net Assets of each Subsidiary Guarantor.

          21. Governing Law. The Laws of the State of New York shall govern this Security and the Indenture, without regard to principles of conflict of laws.

          22. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          23. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

          The Issuers will furnish to any Securityholder upon written request and without charge a copy of the Indenture.
   Request may be made to:

                    Brill Media Company, LLC
                    420 N.W. Fifth Street, Suite 3-B
                    P.O. Box 3353
                    Evansville, Indiana 47708
                    Attn:  Alan R. Brill

                                                                      EXHIBIT A
                                                                        Page 14

              FORM OF NOTATION ON SECURITY
            RELATING TO SUBSIDIARY GUARANTEE

                  SUBSIDIARY GUARANTEE

       The Subsidiary Guarantors (as defined in the Indenture (the "Indenture") referred to in the Security upon which this notation is endorsed and each hereinafter referred to as a "Subsidiary Guarantor," which term includes any successor Person under the Indenture) (i) have jointly and severally irrevocably and unconditionally guaranteed as a primary obligor and not a surety (such guarantee by each Subsidiary Guarantor being referred to herein as the "Subsidiary Guarantee"), (a) the due and punctual payment of the principal, premium, if any, and interest on the Securities, whether at Stated Maturity, call for redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal of and interest, if any, on the Securities, to the extent lawful, (c) the due and punctual performance of all other monetary Obligations of the Issuers under the Indenture and the Securities to the Securityholders or the Trustee, all in accordance with the terms set forth in Article 11 of the Indenture and (d) in case of any extension of time of payment or renewal of any Securities or any such Obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity by acceleration or otherwise and (ii) have agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Securityholder in enforcing any rights under this Subsidiary Guarantee.

       The Obligations of each Subsidiary Guarantor to the Securityholders of Securities and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly set forth in Article 10 and Article 11 of the Indenture and reference is hereby made to such Indenture for the precise terms of this Subsidiary Guarantee. Indebtedness evidenced by this Subsidiary Guarantee is subordinated to Guarantor Senior Indebtedness as set forth in the Indenture.

       No stockholder, officer, director or incorporator, as such, past, present or future of any Subsidiary Guarantor shall have any liability under this Subsidiary Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

       This is a continuing Subsidiary Guarantee and, except as otherwise expressly provided for in Section 11.06 of the Indenture, shall remain in full force and effect and shall be binding upon the Subsidiary Guarantor and its successors and assigns until full and final payment of all of the Issuers' Obligations under the Securities and the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Securityholders and, in the event of any transfer or assignment of rights by any Securityholder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Subsidiary Guarantee of payment and not of collectability.

       This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Subsidiary Guarantee is noted

                                                                      EXHIBIT A
                                                                        Page 15

shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

       THE TERMS OF ARTICLE 11 OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

       Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

                      Subsidiary Guarantors:

                      BMC HOLDINGS, LLC, a Virginia Limited
                      Liability Company

                      BY:  BRILL MEDIA COMPANY, LLC, its
                            Manager

                      BY: BRILL MEDIA MANAGEMENT, INC., its
                           Manager


                      By:______________________
                         Name: Alan R. Brill
                         Title: President


                      READING RADIO, INC., a Virginia
                      Corporation


                      By:______________________
                         Name: Alan R. Brill
                         Title: Vice President


                      TRI-STATE BROADCASTING, INC., a
                      Virginia Corporation


                      By:______________________
                         Name: Alan R. Brill
                         Title: Vice President

                                                                      EXHIBIT A
                                                                        Page 16

                      NORTHERN COLORADO RADIO,
                      INC., a Virginia Corporation


                      By:______________________
                         Name: Alan R. Brill
                         Title: Vice President


                      NCR II, INC., a Virginia Corporation


                      By:______________________
                         Name: Alan R. Brill
                         Title: Vice President


                      CENTRAL MISSOURI
                      BROADCASTING, INC., a Virginia
                      Corporation


                      By:______________________
                         Name: Alan R. Brill
                         Title: Vice President


                      CMB II, INC.


                      By:______________________
                         Name: Alan R. Brill
                         Title: Vice President

                                                                      EXHIBIT A
                                                                        Page 17

                      NORTHLAND BROADCASTING, LLC, a Virginia
                      Limited Liability Company

                      By: NORTHLAND HOLDINGS, LLC,
                          a Virginia Limited Liability
                          Company, its Manager

                      By: BMC HOLDINGS, LLC,
                          a Virginia Limited Liability
                          Company, its Manager

                      By: BRILL MEDIA COMPANY, LLC
                          a Virginia Limited Liability
                          Company, its Manager

                      By: BRILL MEDIA MANAGEMENT, INC., a
                          Virginia Corporation its
                          Manager


                      By:______________________
                         Name: Alan R. Brill
                         Title: President


                      NB II, INC., a Virginia Corporation


                      By:______________________
                         Name: Alan R. Brill
                         Title: Vice President


                      CENTRAL MICHIGAN NEWSPAPERS, INC., a
                      Virginia Corporation


                      By:______________________
                         Name: Alan R. Brill
                         Title: Vice President

                                                                      EXHIBIT A
                                                                        Page 18

                      CADILLAC NEWSPAPERS, INC., a Virginia
                      Corporation


                      By:______________________
                         Name: Alan R. Brill
                         Title: Vice President


                      CMN ASSOCIATED PUBLICATIONS, INC. a
                      Virginia Corporation


                      By:______________________
                         Name: Alan R. Brill
                         Title: Vice President


                      CENTRAL MICHIGAN DISTRIBUTION CO., L.P.

                      By: CENTRAL MICHIGAN DISTRIBUTION CO.,
                          INC. its General Partner


                      By:______________________
                         Name: Alan R. Brill
                         Title: Vice President


                      CENTRAL MICHIGAN DISTRIBUTION CO., INC., a Virginia Corporation


                      By:______________________
                         Name: Alan R. Brill
                         Title: Vice President

                                                                      EXHIBIT A
                                                                        Page 19

                      GLADWIN NEWSPAPERS, INC., a Virginia
                      Corporation


                      By:______________________
                         Name: Alan R. Brill
                         Title: Vice President


                      GRAPH ADS PRINTING, INC., a Virginia
                      Corporation


                      By:______________________
                         Name: Alan R. Brill
                         Title: Vice President


                      MIDLAND BUYER'S GUIDE, INC., a Virginia
                      Corporation


                      By:______________________
                         Name: Alan R. Brill
                         Title: Vice President


                      ST. JOHNS NEWSPAPERS, INC., a Virginia
                      Corporation


                      By:______________________
                         Name: Alan R. Brill
                         Title: Vice President

                                                                      EXHIBIT A
                                                                        Page 20

                      HURON P.S. LLC, a Virginia Limited
                      Liability Company

                      By:  HURON HOLDINGS, LLC, a Virginia
                           Limited Liability Company, its
                           Manager

                      By:  BMC HOLDINGS, LLC, a Virginia
                           Limited Liability Company, its
                           Manager

                      By:  BRILL MEDIA COMPANY, LLC, its
                           Manager


                      By:  BRILL MEDIA MANAGEMENT, INC., a
                           Virginia Corporation, its Manager


                      By:______________________
                         Name:  Alan R. Brill
                         Title:  President


                      HURON NEWSPAPERS, LLC, a Virginia
                      Limited Liability Company


                      By:  BMC HOLDINGS, LLC, a Virginia
                           Limited Liability Company, its
                           Manager

                      By:  BRILL MEDIA COMPANY, LLC, a
                           Virginia Limited Liability Company,
                           its Manager

                      By:  BRILL MEDIA MANAGEMENT, INC., a
                           Virginia Corporation, its
                           Manager


                      By:______________________
                         Name:  Alan R. Brill
                         Title:  President

                                                                      EXHIBIT A
                                                                        Page 21

                      HURON HOLDINGS, LLC, a Virginia Limited
                      Liability Company

                      By:  BMC HOLDINGS, LLC, a Virginia
                           Limited Liability Company, its
                           Manager

                      By:  BRILL MEDIA COMPANY, LLC, a
                           Virginia Limited Liability Company,
                           its Manager

                      By:  BRILL MEDIA MANAGEMENT, INC., a
                           Virginia Corporation, its
                           Manager


                      By:______________________________
                         Name:  Alan R. Brill
                         Title:  President


                      NORTHERN COLORADO HOLDINGS, LLC

                      By:  BMC HOLDINGS, LLC, a Virginia
                           Limited Liability Company, its
                           Manager

                      By:  BRILL MEDIA COMPANY, LLC, a
                           Virginia Limited Liability Company,
                           its Manager

                      By:  BRILL MEDIA MANAGEMENT, INC. a
                           Virginia Corporation, its Manager

                      By:______________________________
                           Alan R. Brill, President

                                                                      EXHIBIT A
                                                                        Page 22

                      NCR III, LLC, a Virginia Limited
                      Liability Company

                      By:  NCH II, LLC, a Virginia Limited
                           Liability Company, its Manager

                      By:  BMC Holdings, LLC, a Virginia
                           Limited Liability Company, its
                           Manager

                      By:  Brill Media Company, LLC, a
                           Virginia Limited Liability Company,
                           its Manager

                      By:  Brill Media Management, Inc., a
                           Virginia Corporation, its Manager


                      By:______________________________
                         Name:  Alan R. Brill
                         Title:  President


                      NCH II, LLC, a Virginia Limited
                      Liability Company

                      By:  BMC Holdings, LLC, a Virginia
                           Limited Liability Company, its
                           Manager

                      By:  BRILL MEDIA COMPANY, LLC, a
                           Virginia Limited Liability Company,
                           its Manager

                      By:  BRILL MEDIA MANAGEMENT, INC., a
                           Virginia Corporation, its Manager


                      By:______________________________
                         Name:  Alan R. Brill
                         Title:  President

                                                                      EXHIBIT A
                                                                        Page 23

                      NORTHLAND HOLDINGS, LLC, a Virginia
                      Limited Liability Company

                      By:  BMC Holdings, LLC, a Virginia
                           Limited Liability Company, its
                           Manager

                      By:  BRILL MEDIA COMPANY, LLC, a
                           Virginia Limited Liability Company,
                           its Manager

                      By:  BRILL MEDIA MANAGEMENT, INC., a
                           Virginia Corporation, its Manager

                      By:______________________________
                         Name: Alan R. Brill
                         Title: President


                      CMN HOLDING, INC., a Virginia
                      Corporation


                      By:______________________________
                         Name: Alan R. Brill
                         Title: President


                      BRILL RADIO INC., a Virginia Corporation


                      By:______________________________
                         Name: Alan R. Brill
                         Title: President


                      BRILL NEWSPAPERS, INC., a Virginia
                      Corporation


                      By:______________________________
                         Name: Alan R. Brill
                         Title: President

                  OPTION OF SECURITYHOLDER TO ELECT PURCHASE

                                                                    EXHIBIT A
                                                                      Page 24

     If you want to have all or part of this Security purchased by the Issuers pursuant to Section 3.09 of the Indenture, state the amount you elect to have purchased:

$________________

Date: ___________


                Your Signature: _______________________________________________
                (Sign exactly as your name appears on the face of this Security)


Signature Guarantee:

________________
(Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements will include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)


                                ASSIGNMENT FORM


  To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

             (Insert assignee's soc. sec. or tax I.D. no.)


----------------------------------------------------------------------------


----------------------------------------------------------------------------


----------------------------------------------------------------------------


----------------------------------------------------------------------------


----------------------------------------------------------------------------
         (Print or type assignee's name, address and zip code)

and irrevocably appoint ----------------------------------------------------

                                                                      EXHIBIT A
                                                                        Page 25

agent to transfer this Security on the books of the Issuers.
The agent may substitute another to act for him.




Date:______________

                      Your Signature: _______________________________________
                                      (Sign exactly as your name appears on
                                           the face of this Security)

Signature Guarantee:



__________________________
(Signatures must be
guaranteed by an
"eligible guarantor
institution" meeting
the requirements of the
Registrar, which
requirements will
include membership or
participation in the
Securities Transfer
Agents Medallion
Program ("STAMP") or
such other "signature
guarantee program" as
may be determined by
the Registrar in
addition to, or in
substitution for,
STAMP, all in
accordance with the
Securities Exchange Act
of 1934, as amended.)

                                                                      EXHIBIT A
                                                                        Page 26

       In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) December 30, 1999, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that this Security is being transferred:

                      Check One


  (1)  ___  to an Issuer or a Subsidiary thereof; or

  (2)  ___  pursuant to and in compliance with Rule 144A
               under the Securities Act; or

  (3) ___ to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7)
            under the Securities Act) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

  (4) ___ outside the United States to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act; or

  (5) ___ pursuant to the exemption from registration provided by Rule 144 under the Securities Act; or

  (6) ___ pursuant to an effective registration statement under the Securities Act; or

  (7) ___ pursuant to another available exemption from the registration requirements of the Securities
            Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered Securityholder thereof; provided that if box (3),
(4), (5) or (7) is checked, the Issuers or the Trustee may require, prior to registering any such transfer of the Securities, in its sole discretion, such legal opinions, certifications (including an investment letter in the case of box (3) or (4)) and other information as the Trustee or an Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any Person other than the Securityholder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.17 of the Indenture shall have been satisfied.

                                                                      EXHIBIT A
                                                                        Page 27

Dated:_______________ Signed:_________________________________
                             (Sign exactly as name appears on
                              the other side of this Security)


Signature Guarantee:__________________________________________


__________________________
(Signatures must be
guaranteed by an
"eligible guarantor
institution" meeting
the requirements of the
Registrar, which
requirements will
include membership or
participation in the
Securities Transfer
Agents Medallion
Program ("STAMP") or
such other "signature
guarantee program" as
may be determined by
the Registrar in
addition to, or in
substitution for,
STAMP, all in
accordance with the
Securities Exchange Act
of 1934, as amended.)

           TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED


       The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:___________________ ____________________________________
                              NOTICE:  To be executed by an
                                         executive officer

                                                    EXHIBIT B



        [UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY ANY SUCH NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.](*)

        [UNLESS THIS CERTIFICATE IS PRESENTED BY AN
        AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED


________________________
* To be included in the Global Appreciation Note only.

                                                           EXHIBIT B
                                                              Page 2

        OWNER HEREOF, CEDE & CO., HAS AN INTEREST
        HEREIN.](**)

        THIS SECURITY WILL BE CONSIDERED TO HAVE BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR PURPOSES OF SECTIONS 1271 ET. SEQ. OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE ISSUE DATE OF THIS SECURITY IS DECEMBER 30, 1997. FOR INFORMATION REGARDING THE ISSUE PRICE, AMOUNT OF OID PER $1,000 OF PRINCIPAL AMOUNT AND YIELD TO MATURITY FOR PURPOSES OF THE OID RULES, PLEASE CONTACT THE CHIEF FINANCIAL OFFICER OF BRILL MEDIA MANAGEMENT, INC. AT 812-423-6200 OR AT THE ADDRESS SET FORTH ON THE REVERSE OF THIS SECURITY.


________________________
** To be included in the Global Appreciation Note only.

                                                           EXHIBIT B
                                                              Page 3

                                                        CUSIP No:

                         (Front of Security)

No.
                                                        $___________

                                       Specified Percentage:  _____%


                       BRILL MEDIA COMPANY, LLC
                     BRILL MEDIA MANAGEMENT, INC.
                Appreciation Notes due 2007, Series A

BRILL MEDIA COMPANY, LLC, a Virginia limited liability company ("BMC"), and BRILL MEDIA MANAGEMENT, INC. ("Media"), a Virginia corporation, jointly and severally, promise to pay to ______________________________________, or its
registered assigns, on December 15, 2007 the sum of (i) ________________ (the "Principal Amount") and (ii) the amount by which the Specified Percentage set forth above (the "Specified Percentage") of the Value of BMC on such date exceeds the Principal Amount.

Additional provisions of this Security are set forth on the other side of this Security.

                              Dated:

                              BRILL MEDIA COMPANY, LLC, a
                              Virginia Liability Company

                              By: BRILL MEDIA MANAGEMENT,
                                  INC., a Virginia
                                  Corporation, its Manager


                              By:_____________________________
                                  Name:  Alan R. Brill
                                  Title:  President

                              By:_____________________________


                              BRILL MEDIA MANAGEMENT, INC., a
                              Virginia Corporation


                              By:_____________________________
                                  Name:  Alan R. Brill
                                  Title:  President

                              By:_____________________________

                                                           EXHIBIT B
                                                              Page 4

TRUSTEE'S CERTIFICATE
OF AUTHENTICATION


This is one of the Securities referred to in the within-mentioned Indenture

UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee

By:_________________________________
        Authorized Officer

                                                           EXHIBIT B
                                                              Page 5

                             (Reverse of Security)

                      APPRECIATION NOTE DUE 2007, Series B

       Capitalized terms used herein have the meanings assigned to them in the Indenture (as defined below) unless otherwise indicated.

       1. Payment Obligations. Brill Media Company, LLC, a Virginia limited liability company ("BMC"), and Brill Media Management, Inc., a Virginia corporation (together with BMC, the "Issuers"), jointly and severally, promise to pay principal of, and interest and premium, if any, on this Security in the amounts and in the manner specified below.

       2.   Terms of Securities.

       The Securities will mature on December 15, 2007 (the "Maturity Date"). Each Security will entitle the Holder thereof to receive on the Maturity
Date a cash payment of principal and interest in the amount equal to (i) the Principal Amount plus (ii) the amount by which the Specified Percentage of the Value of BMC on the Maturity Date exceeds the Principal Amount.

       3. Method of Payment. The Issuers shall pay amounts due on the Securities to the Persons who are registered Holders of Securities at the close of business on the date on which payment is due. Securityholders must surrender Securities to a Paying Agent to collect principal payments. The Issuers shall pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Issuers may pay principal, premium, if any, and interest by its check payable in such U.S. Legal Tender. The Issuers may deliver any such payment to the Paying Agent or to a Securityholder at the Securityholder's registered address.

       4. Paying Agent and Registrar. Initially, the Trustee will act as Paying Agent and Registrar. The Issuers may change any Paying Agent, Registrar or co-registrar without prior notice to any Securityholder. The Issuers or any Subsidiary Guarantor may act in any such capacity.

       5. Indenture. The Issuers issued the Securities under an Indenture, dated as of December 30, 1997 (the "Indenture"), among the Issuers, the Subsidiary Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the TIA as in effect on the date the Indenture is qualified, except as the Indenture otherwise provides. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Securities. As and to the extent set forth in the Indenture, the Securities are

                                                           EXHIBIT B
                                                              Page 6

subordinated in right of payment to the payment of all payments due and payable on all existing and future Senior Indebtedness.

       6. Optional Redemption. The Securities will not be redeemable at the option of the Issuers prior to June 15, 1999. Thereafter, if an Initial Public Offering has not occurred on or before a date set forth below, the Securities will be redeemable, at the Issuers' option, in whole but not in part, on such date upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each holder's registered address, at a redemption price for each Security equal to the Pro Rata Percentage of each such Security of the amount set forth below opposite such redemption date (which amount, in each case, represents payment in full of all principal and interest on the Securities):

               Date                             Amount
               ----                             ------
               June 15, 1999                    $ 3.0 million
               June 15, 2000                    $ 8.3 million
               June 15, 2001                    $12.8 million
               June 15, 2002                    $18.0 million
               June 15, 2003                    $24.0 million
               June 15, 2004                    $31.0 million
               June 15, 2005                    $39.0 million
               June 15, 2006                    $48.0 million
               June 15, 2007                    $58.0 million


       7. Mandatory Redemption at the Option of the Securityholders upon the Occurrence of Certain Events. Upon the occurrence of an Initial Public Offering, a Sale of the Company or the liquidation of either Issuer, each Holder will have the right to require the Issuers to redeem all or any part of such Holder's Securities at the relevant Specified Event Purchase Price (which amount, in each case, represents payment in full of all principal and interest on the Securities).

       8. Mandatory Redemption at the Option of the Securityholders on Specified Dates. If an Initial Public Offering has not occurred on or before a date set forth below, the Securityholders may require the Issuers to redeem their Securities, in whole or in part, within 90 days of such date at a redemption price for each Security equal to the Pro Rata Percentage of such Security of the amount set forth below opposite such date (which amount, in each case, represents payment in full of all principal and interest thereon):

               Date                             Amount
               ----                             ------
               June 30, 2003                    $24.0 million
               June 30, 2004                    $20.0 million
               June 30, 2005                    $13.0 million

       A Securityholder may exercise its rights to require the redemption of the Securities held by such Holder by mailing a notice to the Trustee on or before a date as set forth above

                                                           EXHIBIT B
                                                              Page 7

stating that such Holder is demanding that the Issuers redeem the Securities and the portion of the Securities to be redeemed. Upon receipt of such notice the Issuers shall redeem the Securities for which such notice has been received by no later than the 90th day following the relevant date.

       9. Notice of Optional Redemption by the Issuers. Notice of optional redemption shall be mailed at least 30 but not more than 60 days before the redemption date to each Holder whose Securities are to be redeemed at its registered address pursuant to an optional redemption by the Issuers. Securities may only be redeemed in full.

       10. Notice of Mandatory Redemption upon Specified Events. Within 30 days following the occurrence of any Specified Event, unless the Issuers have mailed a redemption notice with respect to all the outstanding Securities, the Issuers shall mail a notice to each Holder with a copy to the Trustee stating:

       (i) that a Specified Event has occurred and that such Securityholder has the right to require the Issuers to redeem such Securityholder's Securities at a purchase price in cash equal to the Specified Event Purchase Price (stating the Specified Event Purchase Price for each $28.571428 principal amount of the Securities);

      (ii) the redemption date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed);

     (iii) the name and address of the Paying Agent; and

      (iv) the procedures determined by the Issuers, consistent with this Indenture, that a Securityholder must follow in order to have its Securities redeemed.

       Securityholders electing to have a Security redeemed will be required to surrender the Security, with the form entitled "Option of Securityholder to Elect Redemption" on the reverse of the Security completed, to the Issuers at the address specified in the notice at least 10 Business Days prior to the redemption date. Securityholders will be entitled to withdraw their election if the Trustee or the Issuers receive not later than three Business Days prior to the redemption date, a telegram, telex, facsimile transmission or letter setting forth the name of the Securityholder, the principal amount of the Security which was delivered for redemption by the Securityholder and a statement that such Securityholder is withdrawing his election to have such Security redeemed.

                                                           EXHIBIT B
                                                              Page 8

       11. Subordination. To the extent provided in the Indenture, the Securities are subordinated to Senior Indebtedness as defined in the Indenture. The Issuers agree, and each Holder by accepting a Security agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give them effect and appoints the Trustee as attorney-in-fact for such purpose.

       The Issuers may not pay the Securities and may not otherwise purchase, redeem or otherwise retire any Security (collectively, "pay the Securities") if (i) any Designated Senior Indebtedness is not paid when due or (ii) any other default on Designated Senior Indebtedness occurs and the maturity of such Designated Senior Indebtedness is accelerated in accordance with its terms unless, in either case, the default has been cured or waived and any such acceleration has been rescinded or such Designated Senior Indebtedness has been paid in full in cash. However, the Issuers may pay the Securities without regard to the foregoing if the Issuers and the Trustee receive written notice approving such payment from the Representative of the Designated Senior Indebtedness with respect to which either of the events set forth in clause (i) or (ii) of the immediately preceding sentence has occurred and is continuing.

       12. Transfer, Exchange. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Securityholder among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Security or portion of a Security selected for redemption.

       13. Persons Deemed Owners. Prior to due presentment to the Trustee for registration of the transfer of this Security, the Trustee, any Agent and the Issuers shall treat the Person in whose name this Security is registered as its absolute owner for the purpose of receiving payment of principal of, premium, if any, and interest on this Security and for all other purposes whatsoever, whether or not this Security is overdue, and neither the Trustee, any Agent nor the Issuers shall be affected by notice to the contrary. The registered Securityholder shall be treated as its owner for all purposes.

       14. Amendments and Waivers. Subject to certain exceptions provided in the Indenture, the Indenture or the Securities may be amended with the consent of the Holders of a majority in principal amount of the then outstanding Securities, and any existing Default or Event of Default (except a payment default may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Securities. Without the consent of any Securityholder, the Indenture or the Securities may be amended to, among other things, cure any

                                                           EXHIBIT B
                                                              Page 9

ambiguity, defect or inconsistency, to comply with the requirements of the Commission in order to effect or maintain qualification of the Indenture under the TIA or to make any change that does not adversely affect the rights of any Securityholder.

          15. Trustee Dealings with the Issuers. The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuers, the Subsidiary Guarantors or any Affiliate of the Issuers or the Subsidiary Guarantors, and may otherwise deal with the Issuers, the Subsidiary Guarantors and their respective Affiliates as if it were not Trustee.

       16. Restrictive Covenants. The Indenture imposes certain limitations on the ability of the Issuers and their Restricted Subsidiaries to, among other things, merge or consolidate with any other Person or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets. Such limitations are subject to a number of important qualifications and exceptions provided for in the Indenture. The Issuers and each Subsidiary Guarantor must annually report to the Trustee on compliance with such limitations.

       17. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

       18. Subsidiary Guarantee. Each Subsidiary Guarantor has jointly and severally irrevocably and unconditionally guaranteed the payment of principal, premium, if any, and interest (including interest on overdue principal and overdue interest, if lawful) on the Securities; provided, however, each Subsidiary Guarantor that makes a payment or distribution under a Subsidiary Guarantee shall be entitled to a contribution from each other Subsidiary Guarantor in a pro rata amount based on the Adjusted Net Assets of each Subsidiary Guarantor.

       19. Governing Law. The Laws of the State of New York shall govern this Security and the Indenture, without regard to principles of conflict of laws.

       20. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

       21. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

                                                           EXHIBIT B
                                                             Page 10

       The Issuers will furnish to any Securityholder upon written request and without charge a copy of the Indenture. Request may be made to:

                              Brill Media Company, LLC
                              420 N.W. Fifth Street, Suite 3-B
                              P.O. Box 3353
                              Evansville, Indiana 47708
                              Attn:  Alan R. Brill

                                                                     EXHIBIT B
                                                                       Page 11

                FORM OF NOTATION ON SECURITY
              RELATING TO SUBSIDIARY GUARANTEE

                    SUBSIDIARY GUARANTEE

          The Subsidiary Guarantors (as defined in the
   Indenture (the "Indenture") referred to in the Security upon which this notation is endorsed and each hereinafter referred to as a "Subsidiary Guarantor," which term includes any successor Person under the Indenture) (i) have jointly and severally irrevocably and unconditionally guaranteed as a primary obligor and not a surety (such guarantee by each Subsidiary Guarantor being referred to herein as the "Subsidiary Guarantee"), (a) the due and punctual payment of the principal, premium, if any, and interest on the Securities, whether at Stated Maturity, call for redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal of and interest, if any, on the Securities, to the extent lawful, (c) the due and punctual performance of all other monetary Obligations of the Issuers under the Indenture and the Securities to the Securityholders or the Trustee, all in accordance with the terms set forth in Article 11 of the Indenture and (d) in case of any extension of time of payment or renewal of any Securities or any such Obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity by acceleration or otherwise and (ii) have agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Securityholder in enforcing any rights under this Subsidiary Guarantee.

          The Obligations of each Subsidiary Guarantor to the Securityholders of Securities and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly set forth in Article 10 and Article 11 of the Indenture and reference is hereby made to such Indenture for the precise terms of this Subsidiary Guarantee. Indebtedness evidenced by this Subsidiary Guarantee is subordinated to Guarantor Senior Indebtedness as set forth in the Indenture.

          No stockholder, officer, director or incorporator, as such, past, present or future of any Subsidiary Guarantor shall have any liability under this Subsidiary Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

          This is a continuing Subsidiary Guarantee and, except as otherwise expressly provided for in Section 11.06 of the Indenture, shall remain in full force and effect and shall be binding upon the Subsidiary Guarantor and its successors and assigns until full and final payment of all of the Issuers' Obligations under the Securities and the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Securityholders and, in the event of any transfer or assignment of rights by any Securityholder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Subsidiary Guarantee of payment and not of collectability.

          This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Subsidiary
   Guarantee is noted

                                                                     EXHIBIT B
                                                                       Page 12

   shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.


          THE TERMS OF ARTICLE 11 OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

          Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

                              Subsidiary Guarantors:

                              BMC HOLDINGS, LLC, a Virginia
                              Limited Liability Company

                              BY:  BRILL MEDIA COMPANY, LLC,
                                   its Manager

                              BY: BRILL MEDIA MANAGEMENT, INC.,
                                  its Manager


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: President


                              READING RADIO, INC., a Virginia
                              Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              TRI-STATE BROADCASTING, INC., a
                              Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President

                                                                     EXHIBIT B
                                                                       Page 13

                              NORTHERN COLORADO RADIO,
                              INC., a Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              NCR II, INC., a Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              CENTRAL MISSOURI
                              BROADCASTING, INC., a Virginia
                              Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              CMB II, INC.


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President

                                                                     EXHIBIT B
                                                                       Page 14

                              NORTHLAND BROADCASTING, LLC, a
                              Virginia Limited Liability Company

                              By: NORTHLAND HOLDINGS, LLC,
                                  a Virginia Limited Liability
                                  Company, its Manager

                              By: BMC HOLDINGS, LLC,
                                  a Virginia Limited Liability
                                  Company, its Manager

                              By: BRILL MEDIA COMPANY, LLC
                                  a Virginia Limited Liability
                                  Company, its Manager

                              By: BRILL MEDIA MANAGEMENT, INC.,
                                  a Virginia Corporation
                                  its Manager


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: President


                              NB II, INC., a Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              CENTRAL MICHIGAN NEWSPAPERS,
                              INC., a Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President

                                                                     EXHIBIT B
                                                                       Page 15

                              CADILLAC NEWSPAPERS, INC., a
                              Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              CMN ASSOCIATED PUBLICATIONS,
                              INC. a Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              CENTRAL MICHIGAN DISTRIBUTION
                              CO., L.P.

                              By: CENTRAL MICHIGAN DISTRIBUTION
                                  CO., INC. its General Partner


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              CENTRAL MICHIGAN DISTRIBUTION
                              CO., INC., a Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President

                                                                     EXHIBIT B
                                                                       Page 16

                              GLADWIN NEWSPAPERS, INC., a
                              Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              GRAPH ADS PRINTING, INC., a
                              Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              MIDLAND BUYER'S GUIDE, INC., a
                              Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President


                              ST. JOHNS NEWSPAPERS, INC., a
                              Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: Vice President

                                                                     EXHIBIT B
                                                                       Page 17

                              HURON P.S. LLC, a Virginia
                              Limited Liability Company

                              By: HURON HOLDINGS, LLC, a Virginia
                                  Limited Liability Company,
                                  its Manager

                              By: BMC HOLDINGS, LLC, a Virginia
                                  Limited Liability Company,
                                  its Manager

                              By: BRILL MEDIA COMPANY, LLC,
                                  its Manager


                              By: BRILL MEDIA MANAGEMENT,
                                  INC., a Virginia Corporation,
                                  its Manager


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: President


                              HURON NEWSPAPERS, LLC, a Virginia
                              Limited Liability Company


                              By: BMC HOLDINGS, LLC, a Virginia
                                  Limited Liability Company,
                                  its Manager

                              By: BRILL MEDIA COMPANY, LLC, a
                                  Virginia Limited Liability Company,
                                  its Manager

                              By: BRILL MEDIA MANAGEMENT,
                                  INC., a Virginia Corporation,
                                  its Manager


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: President

                                                                     EXHIBIT B
                                                                       Page 18

                              HURON HOLDINGS, LLC, a Virginia
                              Limited Liability Company

                              By: BMC HOLDINGS, LLC, a Virginia
                                  Limited Liability Company,
                                  its Manager

                              By: BRILL MEDIA COMPANY, LLC, a
                                  Virginia Limited Liability Company,
                                  its Manager

                              By: BRILL MEDIA MANAGEMENT,
                                  INC., a Virginia Corporation,
                                  its Manager


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: President


                              NORTHERN COLORADO HOLDINGS,
                              LLC

                              By: BMC HOLDINGS, LLC, a Virginia
                                  Limited Liability Company,
                                  its Manager

                              By: BRILL MEDIA COMPANY, LLC, a
                                  Virginia Limited Liability Company,
                                  its Manager

                              By: BRILL MEDIA MANAGEMENT, INC.
                                  a Virginia Corporation,
                                  its Manager


                              By:__________________________
                                  Alan R. Brill, President

                                                                     EXHIBIT B
                                                                       Page 19

                              NCR III, LLC, a Virginia
                              Limited Liability Company

                              By: NCH II, LLC, a Virginia
                                  Limited Liability Company,
                                  its Manager

                              By: BMC Holdings, LLC, a Virginia
                                  Limited Liability Company,
                                  its Manager

                              By: Brill Media Company, LLC,
                                  a Virginia Limited Liability Company,
                                  its Manager

                              By: Brill Media Management, Inc.,
                                  a  Virginia Corporation,
                                  its Manager


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: President


                              NCH II, LLC, a Virginia
                              Limited Liability Company

                              By: BMC Holdings, LLC, a Virginia
                                  Limited Liability Company,
                                  its Manager

                              By: BRILL MEDIA COMPANY, LLC,
                                  a Virginia Limited Liability Company,
                                  its Manager

                              By: BRILL MEDIA MANAGEMENT, INC.,
                                  a Virginia Corporation,
                                  its Manager

                              By:______________________
                                 Name: Alan R. Brill
                                 Title: President

                                                                     EXHIBIT B
                                                                       Page 20

                              NORTHLAND HOLDINGS, LLC, a Virginia
                              Limited Liability Company

                              By: BMC Holdings, LLC, a Virginia
                                  Limited Liability Company,
                                  its Manager

                              By: BRILL MEDIA COMPANY, LLC, a
                                  Virginia Limited Liability Company,
                                  its Manager

                              By: BRILL MEDIA MANAGEMENT, INC., a
                                  Virginia Corporation,
                                  its Manager


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: President


                              CMN HOLDING, INC., a Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: President


                              BRILL RADIO INC., a Virginia Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: President


                              BRILL NEWSPAPERS, INC., a Virginia
                              Corporation


                              By:______________________
                                 Name: Alan R. Brill
                                 Title: President

                                                                     EXHIBIT B
                                                                       Page 21


                  OPTION OF SECURITYHOLDER TO ELECT PURCHASE

     If you want to have all or part of this Security purchased by the Issuers pursuant to Section 3.09 of the Indenture, state the amount you elect to have purchased:

$___________________

Date:_______________

               Your Signature:________________________________________________
               (Sign exactly as your name appears on the face of this Security)

Signature Guarantee:


______________________________
(Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements will include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)




                      ASSIGNMENT FORM


       To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to


                (Insert assignee's soc. sec. or tax I.D. no.)

   ----------------------------------------------------------------------------

   ----------------------------------------------------------------------------

   ----------------------------------------------------------------------------

   ----------------------------------------------------------------------------

   ----------------------------------------------------------------------------

                (Print or type assignee's name, address and zip code)

   and irrevocably appoint ____________________________________________________

                                                                     EXHIBIT B
                                                                       Page 22


   agent to transfer this Security on the books of the Issuers. The agent may substitute another to act for him.




   Date:______________

                                 Your Signature: ______________________________
                                (Sign exactly as your name appears on the face of this Security)

   Signature Guarantee:



   __________________________

   (Signatures must be
   guaranteed by an "eligible
   guarantor institution"
   meeting the requirements
   of the Registrar, which
   requirements will include
   membership or
   participation in the
   Securities Transfer Agents
   Medallion Program
   ("STAMP") or such other
   "signature guarantee
   program" as may be
   determined by the
   Registrar in addition to,
   or in substitution for,
   STAMP, all in accordance
   with the Securities
   Exchange Act of 1934, as
   amended.)

                                                               EXHIBIT C




                             Form of Certificate To Be
                           Delivered in Connection with
                    Transfers to Non-QIB Accredited Investors



   United States Trust Company of New York
   114 West 47th Street
   New York, New York 10036-1532
   Attention:  Corporate Trust Administration


     Re:  Brill Media Company, LLC,
          Brill Media Management, Inc.
          Appreciation Notes due 2007

   Ladies and Gentlemen:

          In connection with our proposed purchase of Appreciation Notes due 2007 (the "Securities") of Brill Media
   Company, LLC ("BMC") and Brill Media Management, Inc.
   (together with BMC, the "Issuers"), we confirm that:

          1. We have received a copy of the Offering Memorandum (the "Offering Memorandum"), dated December 23, 1997 relating to the Securities and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agreed to the matters stated on pages (ii) and (iii) of the Offering Memorandum and in the section entitled "Appreciation Note Transfer Restrictions" of the Offering Memorandum including the restrictions on duplication and circulation of the Offering Memorandum.

          2. We understand that any subsequent transfer of the Securities is subject to certain restrictions and conditions set forth in the Indenture relating to the Securities (as described in the Offering Memorandum) and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

          3. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell or otherwise

                                                            EXHIBIT C
                                                               Page 2

   transfer any Securities prior to the date which is two years after the original issuance of the Securities, we will do so only (i) to an Issuer or any of its subsidiaries, (ii) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act), (iii) inside the United States to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Trustee (as defined in the Indenture relating to the Securities), a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Securities, (iv) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (v) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (vi) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

          4. We are not acquiring the Securities for or on behalf of, and will not transfer the Securities to, any pension or welfare plan (as defined in Section 3 of the Employee Retirement Income Security Act of 1974), except as permitted in the section entitled "Appreciation Notes Transfer
   Restrictions" of the Offering Memorandum.

          5. We understand that, on any proposed resale of any Securities, we will be required to furnish to the Trustee and the Issuers such certification, legal opinions and other information as the Trustee and the Issuers may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

          6. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be.

          7. We are acquiring the Securities purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

          You and the Issuers are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                              Very truly yours,

                                                            EXHIBIT C
                                                               Page 3


                              By:___________________________
                                 Name:

                                                              EXHIBIT D




                      Form of Certificate To Be Delivered
                          in Connection with Transfers
                            Pursuant to Regulation S




                                          _______________, ____


United States Trust Company of New York
114 West 47th Street
New York, New York 10036-1532
Attention:  Corporate Trust Administration


  Re:  Brill Media Company, LLC and
       Brill Media Management, Inc.
       (collectively the "Issuers")
       Appreciation Notes due 2007
       (the "Securities")

Ladies and Gentlemen:

       In connection with our proposed sale of $_____________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

       (1) the offer of the Securities was not made to a Person in the United States;

       (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any Person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

            (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

                                                                    EXHIBIT D
                                                                       Page 2

       (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

       (5) we have advised the transferee of the transfer restrictions applicable to the Securities.

       You and the Issuers are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                     Very truly yours,

                                     [Name of Transferor]


                                     By:___________________________
                                         Authorized Signature